UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2018

Date of reporting period:	June 1, 2017 — November 30, 2017

Explanatory Note

 The Registrant is filing this amendment (the "Amendment") to its Certified Shareholder Report on Form N-CSR filed with the U.S. Securities and Exchange Commission on January 25, 2018 (the "Report"), to include a change in the valuation of Citigroup Global Markets Holdings, Inc sr unsec. Notes Ser. N, 1-month USD LIBOR less 0.16%, 2018 (Indexed to the S&P GSCI 3-Month Forward Index Total Return Index multiplied by 3), included in Item 1, from $3,248,992 to $4,067,007 on page 56 of the Shareholder Report and the resulting changes to the fund’s performance information, schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets and financial highlights.

Except as otherwise noted above, the Report was accurate, timely distributed to shareholders, as applicable, and contained all information required per Form N-CSR.

Items 2 through 10, of this Amendment to the Registrant’s Form N-CSR are incorporated herein by reference to the Form N-CSR filed on EDGAR on January 25, 2018 (Accession Number 0000928816-18-000112).

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Dynamic Risk Allocation Fund

Semiannual report
11 | 30 | 17

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PDREX

Putnam
Dynamic Risk
Allocation Fund

Semiannual report
11 | 30 | 17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Allocation of assets among asset classes may hurt performance, and efforts to diversify risk through the use of leverage and allocation decisions may not be successful. Derivatives carry additional risks, such as the inability to terminate or sell derivatives positions and the failure of the other party to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Use of leverage obtained through derivatives increases these risks by increasing investment exposure. Over-the-counter derivatives are also subject to the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. The use of short selling may result in losses if the securities appreciate in value. Commodities involve market, political, regulatory, and natural conditions risks. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

January 12, 2018

Dear Fellow Shareholder:

Investor sentiment remained positive through most of 2017, helping to keep financial markets on a steady course. While bond market performance was a bit uneven, global stock markets generally made solid advances with low volatility. However, we enter the new year mindful of a number of risks that could disrupt the positive momentum.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets.

In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Traditional balanced funds can be unbalanced in terms of risk. Instead of balancing stocks and bonds, Putnam Dynamic Risk Allocation Fund makes allocations across four different risk sources — equity, credit, inflation, and interest rates. We believe this flexible approach can produce better risk-adjusted returns for investors over time.

2 Dynamic Risk Allocation Fund

Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a three-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund’s portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

Dynamic Risk Allocation Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Bloomberg Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on pages 15–16.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

4 Dynamic Risk Allocation Fund

Jason is Co-Head of Global Asset Allocation (GAA). He has an M.B.A. from the University of Chicago Booth School of Business and a B.S. from Northeastern University. Jason joined Putnam in 1999 and has been in the investment industry since 1993.

In addition to Jason, your fund’s portfolio managers are Co-Head of GAA James A. Fetch and Chief Investment Officer, GAA, Robert J. Schoen.

Jason, how would you describe the investment environment during the six-month reporting period ended November 30, 2017?

After beginning the period relatively flat in June, U.S. equity markets regained momentum over the summer and through the six-month period, experiencing low volatility while continuing to reach new historic highs. Investors showed a preference for riskier assets, with technology and financial stocks leading the way. There were bumps in the road, including increasing tensions with North Korea, a severe hurricane season, and a lack of legislative progress on health care. However, investors in U.S. markets appeared to take these factors in stride, remaining optimistic as the focus in Washington turned to tax reform. International markets also performed strongly as European election results favored moderates and the global economy maintained synchronized, steady growth.

For the six-month period as a whole, the S&P 500 Index, a broad measure of U.S. stock market results, returned 10.89%, and U.S. small-cap stocks, as measured by the Russell 2000 Index, gained 13.43%. Investors generally held to the view that the Trump administration’s potential

Dynamic Risk Allocation Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

business-friendly policies supported the outlook for smaller companies.

International stock markets were buoyed by solid economic results and positive outlooks. The MSCI EAFE Index [ND], which tracks stocks in international developed markets, rose 7.94% during the period. Emerging-market returns were more volatile, but ended the period with a gain of 13.27%, as measured by the MSCI Emerging Markets Index [GD].

How were the other risk allocations affected by the overall investment environment?

The Federal Open Market Committee [FOMC] raised the benchmark interest rate 25 basis points in June, but took no further direct rate action during the period. This met market expectations, and focus shifted to the Federal Reserve’s schedule for gradually unwinding its balance sheet of over $4 trillion in bonds, amassed since the 2008 financial crisis.

The Bloomberg Barclays U.S. Aggregate Bond Index rose 0.68%, reflecting a flattening of the yield curve during the period as longer maturity bonds were mostly static and short-end yields increased. In credit-sensitive fixed income, as defined by the performance of high-yield bonds, spreads (the difference in yield to similarly dated Treasuries) were somewhat volatile, with the JPMorgan Developed High Yield Index returning 2.58 % for the period.

Commodity prices were uneven during the reporting period but ended it higher overall, as measured by the S&P GSCI Total Return Index, which represents a basket of global commodities.

6 Dynamic Risk Allocation Fund

How did the fund perform during the six-month reporting period ended November 30, 2017?

Putnam Dynamic Risk Allocation Fund’s class A shares returned 6.75% before sales charges. This result compares with a return of 6.78% for the fund’s custom benchmark, the Putnam Dynamic Risk Allocation Blended Index, which represents a diverse exposure to stocks, bonds, and commodities. The fund allocates its assets across four different risk categories: equities, interest-rate-sensitive fixed income, credit-sensitive fixed income, and inflation-sensitive assets. The custom benchmark’s risk allocations comprise roughly 50% in global equities and about 17% each in interest-rate-sensitive fixed-income securities, credit-sensitive high-yield bonds, and commodities and other inflation-sensitive instruments.

The fund’s positive return reflected the strong appetite for risk assets during the period, with a substantial portion of this gain supported by the solid performance of U.S. stocks and, to a lesser extent, high-yield bonds. Within the fund’s inflation-sensitive risk allocation, which includes commodities exposure, results were more mixed. The fund also invests in U.S. TIPS, which are bonds issued by the Treasury that have a feature for adjusting their coupons with the level of inflation. Inflation has been slow to develop despite accommodative central bank policy around the globe, resulting in little contribution from the strategy’s allocation to TIPS.

What helped and what hurt the fund’s performance relative to its composite benchmark?

We seek to add value in two basic ways — through asset allocation strategies and through

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Risk Allocation Fund 7

active implementation decisions within those allocations. Our asset allocation strategies during the six-month reporting period benefited the fund. In particular, our preference for equities over rate-sensitive fixed-income securities was beneficial given that stocks performed well. Within the equity allocation, we also had exposure to small-cap stocks that helped the portfolio’s performance. In addition, we added value through a tactical overweight to the benchmark in commodities during a several-month rally for oil prices and commodities as a whole.

Our stock selection in the United States was rewarded, adding value above and beyond the general rally in stocks. Fixed-income security selection, which focused on securitized debt, primarily mortgages, was another positive contributor. Security selection and implementation internationally was a detractor, as positions in both international developed equity markets and emerging markets lagged slightly.

Did you make any major strategy shifts during the period?

We made minor shifts around benchmark allocations to favor U.S. large- and small-cap stocks, but otherwise we maintained allocations close to the strategic benchmark allocations across domestic and international stock categories. Within fixed income, we maintained a preference for credit-sensitive bonds, and our allocation to commodities was slightly higher than the benchmark’s during the period.

What is your outlook over the next several months?

After a period of strong stock market gains and low volatility levels, it is certainly possible that volatility could increase, but economic factors are not signaling a recession. For the most part, consumer and business confidence remains high. The Fed has indicated it will take a measured approach to increasing rates and reducing its fixed-income holdings. The European Central Bank and the Bank of England are also, in our view, moving in the direction of allowing rates to rise. Bearing in mind that global rates outside the United

Allocations are shown as a percentage of the fund’s net assets as of 11/30/17. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.

8 Dynamic Risk Allocation Fund

States are still near historic lows, we expect rate normalization to continue, though monetary policy on the whole remains accommodative.

As of the end of the reporting period, we’ve positioned the fund to be able to take advantage of opportunities that may arise after a period of outperformance in some stock categories. With a complicated global economic picture, we will continue to focus on adding value through strategy implementation. Within dynamic asset allocation, we will continue to take a tactical approach, adjusting the fund’s exposure across various markets as conditions warrant.

Within the U.S. equity market, we believe it will be necessary to remain flexible as policy, regulatory, and legislative changes proceed. High-yield bonds, which performed well over the reporting period, are becoming less attractive as spreads tighten and we move later in the credit cycle, in our view. Overall, we believe there are indications that commodity prices have upside, but as always, the global growth outlook, which we believe currently has a solid foundation, will be a factor. All indications are that interest rates will continue to increase, subject to the various central bank’s views on inflation and a variety of economic indicators.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Risk Allocation Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/17

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (9/19/11)
Before sales charge	36.45%	5.14%	21.75%	4.02%	11.63%	3.73%	14.32%	6.75%
After sales charge	28.61	4.14	14.75	2.79	5.21	1.71	7.75	0.61
Class B (9/19/11)
Before CDSC	30.32	4.37	17.31	3.24	9.22	2.98	13.45	6.41
After CDSC	30.32	4.37	15.31	2.89	6.22	2.03	8.45	1.41
Class C (9/19/11)
Before CDSC	30.23	4.36	17.21	3.23	9.12	2.95	13.35	6.31
After CDSC	30.23	4.36	17.21	3.23	9.12	2.95	12.35	5.31
Class M (9/19/11)
Before sales charge	32.32	4.62	18.68	3.48	10.03	3.24	13.68	6.49
After sales charge	27.69	4.02	14.53	2.75	6.18	2.02	9.71	2.76
Class R (9/19/11)
Net asset value	34.31	4.88	20.14	3.74	10.77	3.47	13.97	6.59
Class R6 (7/2/12)
Net asset value	39.43	5.51	23.89	4.38	12.88	4.12	14.69	6.95
Class Y (9/19/11)
Net asset value	38.67	5.42	23.23	4.27	12.52	4.01	14.59	6.82

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10 Dynamic Risk Allocation Fund

Comparative index returns For periods ended 11/30/17

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Putnam Dynamic Risk
Allocation Blended Index*	39.42%	5.51%	26.34%	4.79%	11.03%	3.55%	14.82%	6.78%
Lipper Alternative
Global Macro Funds	27.31	3.82	16.95	3.06	7.20	2.27	10.17	4.33
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Bloomberg Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on pages 15–16.

† Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 11/30/17, there were 298, 291, 262, 210, and 162 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/17

	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
5/31/17	$10.96	$11.63	$10.76	$10.78	$10.94	$11.34	$10.93	$10.94	$10.99
11/30/17	11.70	12.41	11.45	11.46	11.65	12.07	11.65	11.70	11.74

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Dynamic Risk Allocation Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/17

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (9/19/11)
Before sales charge	38.42%	5.31%	23.44%	4.30%	15.59%	4.95%	13.47%	9.19%
After sales charge	30.46	4.32	16.34	3.07	8.94	2.90	6.94	2.91
Class B (9/19/11)
Before CDSC	32.11	4.53	18.95	3.53	13.05	4.17	12.70	8.89
After CDSC	32.11	4.53	16.95	3.18	10.05	3.24	7.70	3.89
Class C (9/19/11)
Before CDSC	32.06	4.53	18.82	3.51	12.97	4.15	12.60	8.81
After CDSC	32.06	4.53	18.82	3.51	12.97	4.15	11.60	7.81
Class M (9/19/11)
Before sales charge	34.20	4.79	20.39	3.78	13.90	4.43	12.96	9.00
After sales charge	29.51	4.20	16.18	3.04	9.91	3.20	9.01	5.19
Class R (9/19/11)
Net asset value	36.27	5.05	21.91	4.04	14.75	4.69	13.21	9.04
Class R6 (7/2/12)
Net asset value	41.49	5.68	25.61	4.67	16.84	5.32	13.95	9.43
Class Y (9/19/11)
Net asset value	40.79	5.60	25.09	4.58	16.52	5.23	13.84	9.45

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12 Dynamic Risk Allocation Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 5/31/17*	1.14%	1.89%	1.89%	1.64%	1.39%	0.76%	0.89%
Total annual operating expenses for the
fiscal year ended 5/31/17	1.37%	2.12%	2.12%	1.87%	1.62%	0.99%	1.12%
Annualized expense ratio for the
six-month period ended 11/30/17	1.13%	1.88%	1.88%	1.63%	1.38%	0.75%	0.88%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/18.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/17 to 11/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.86	$9.73	$9.72	$8.44	$7.15	$3.89	$4.56
Ending value (after expenses)	$1,067.50	$1,064.10	$1,063.10	$1,064.90	$1,065.90	$1,069.50	$1,068.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Risk Allocation Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/17, use the following calculation method. To find the value of your investment on 6/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.72	$9.50	$9.50	$8.24	$6.98	$3.80	$4.46
Ending value (after expenses)	$1,019.40	$1,015.64	$1,015.64	$1,016.90	$1,018.15	$1,021.31	$1,020.66

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Dynamic Risk Allocation Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that

Dynamic Risk Allocation Fund 15

is designed to measure equity market performance in the global emerging markets. Gross dividend (GD) total return indexes reinvest as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management, comprising 50% MSCI World Index (ND), 40% Bloomberg Barclays Global Aggregate Bond Index, and 10% S&P Goldman Sachs Commodity Index.

Russell 2000 Index is an unmanaged index of common stock performance.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Dynamic Risk Allocation Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2017, Putnam employees had approximately $524,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Risk Allocation Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

18 Dynamic Risk Allocation Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses, reduced to 25 basis points effective September 1, 2016, and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain these expense limitations until at least September 30, 2018. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.70% of its average net assets through at least September 30, 2018. During its fiscal year ending in 2016, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected

Dynamic Risk Allocation Fund 19

the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds

20 Dynamic Risk Allocation Fund

generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Alternative Global Macro Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 310, 266 and 184 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of

Dynamic Risk Allocation Fund 21

your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Dynamic Risk Allocation Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Risk Allocation Fund 23

The fund’s portfolio 11/30/17 (Unaudited)

COMMON STOCKS (46.6%)*	Shares	Value
Basic materials (2.0%)
Anglo American PLC (United Kingdom)	3,305	$60,743
Anhui Conch Cement Co., Ltd. (China)	22,500	108,260
Asahi Kasei Corp. (Japan)	7,500	94,320
BASF SE (Germany)	997	111,548
BHP Billiton, Ltd. (Australia)	4,081	84,816
China Lesso Group Holdings, Ltd. (China)	79,000	50,543
China Railway Construction Corp., Ltd. (China)	73,000	86,750
CIMIC Group, Ltd. (Australia)	4,625	179,026
Covestro AG (Germany)	714	74,361
Evonik Industries AG (Germany)	4,941	184,311
Fortescue Metals Group, Ltd. (Australia)	12,889	45,103
Hitachi Chemical Co., Ltd. (Japan)	1,100	29,076
HOCHTIEF AG (Germany)	968	170,117
Kajima Corp. (Japan)	4,000	42,174
Kuraray Co., Ltd. (Japan)	3,400	65,724
Lotte Chemical Corp. (South Korea)	364	120,529
Mitsubishi Chemical Holdings Corp. (Japan)	9,900	107,837
Mitsubishi Gas Chemical Co., Inc. (Japan)	1,900	53,319
Mitsubishi Materials Corp. (Japan)	500	16,743
Mondi, Ltd. (South Africa)	3,185	75,493
PTT Global Chemical PCL (Thailand)	64,200	156,274
Rio Tinto PLC (United Kingdom)	1,532	72,547
Sappi, Ltd. (South Africa)	12,030	85,337
Sherwin-Williams Co. (The)	1,583	632,282
Siam Cement PCL (The) (Thailand)	9,400	137,531
Sinopec Shanghai Petrochemical Co., Ltd. (China)	160,000	95,518
Sonoco Products Co.	1,405	75,182
Taisei Corp. (Japan)	1,600	84,904
voestalpine AG (Austria)	878	51,008
		3,151,376
Capital goods (3.0%)
ACS Actividades de Construccion y Servicios SA (Spain)	4,142	160,225
Avery Dennison Corp.	2,056	234,631
Berry Plastics Group, Inc. †	1,721	102,864
BWX Technologies, Inc.	1,897	118,468
China Railway Group, Ltd. (China)	164,000	123,006
General Dynamics Corp.	2,159	447,258
HEICO Corp.	451	40,752
Hitachi, Ltd. (Japan)	23,000	171,570
Honeywell International, Inc.	4,891	762,800
Huntington Ingalls Industries, Inc.	310	74,918
JTEKT Corp (Japan)	2,600	44,899
L3 Technologies, Inc.	1,544	306,623
Northrop Grumman Corp.	2,462	756,819
Raytheon Co.	4,257	813,726
Republic Services, Inc.	2,477	160,856
United Tractors Tbk PT (Indonesia)	44,400	110,548
Waste Management, Inc.	4,193	344,874
		4,774,837

24 Dynamic Risk Allocation Fund

COMMON STOCKS (46.6%)* cont.	Shares	Value
Communication services (1.7%)
AT&T, Inc.	6,340	$230,649
BT Group PLC (United Kingdom)	13,609	48,000
China Mobile, Ltd. (China)	3,000	30,443
China Telecom Corp., Ltd. (China)	90,000	43,503
Equinix, Inc. R	300	139,347
Eutelsat Communications SA (France)	610	13,810
Juniper Networks, Inc.	17,353	481,719
KDDI Corp. (Japan)	8,200	235,388
LG Uplus Corp. (South Korea)	7,697	98,637
Nippon Telegraph & Telephone Corp. (Japan)	4,200	220,248
SK Telecom Co., Ltd. (South Korea)	577	140,475
Sky PLC (United Kingdom) †	14,041	177,832
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	479,400	148,086
Telstra Corp., Ltd. (Australia)	58,031	150,935
Verizon Communications, Inc.	8,825	449,104
		2,608,176
Conglomerates (0.8%)
Bouygues SA (France)	3,898	201,637
Danaher Corp.	8,189	772,714
Marubeni Corp. (Japan)	26,300	175,193
Mitsui & Co., Ltd. (Japan)	9,500	144,683
		1,294,227
Consumer cyclicals (6.0%)
Adecco Group AG (Switzerland)	2,355	178,106
Amazon.com, Inc. †	35	41,186
Aramark	1,272	54,187
Automatic Data Processing, Inc.	5,340	611,216
Berkeley Group Holdings PLC (The) (United Kingdom)	2,719	140,321
Caesars Entertainment Corp. †	1,093	14,482
Carnival PLC (United Kingdom)	2,729	175,899
CBS Corp. Class B (non-voting shares)	9,732	545,576
China Dongxiang Group Co., Ltd. (China)	105,000	18,885
Dai Nippon Printing Co., Ltd. (Japan)	2,800	61,523
Dongfeng Motor Group Co., Ltd. (China)	64,000	81,194
Ecolab, Inc.	1,151	156,444
Electrolux AB Ser. B (Sweden)	4,854	161,202
Euronet Worldwide, Inc. †	940	85,869
Fiat Chrysler Automobiles NV (Italy) †	9,092	156,050
Ford Otomotiv Sanayi AS (Turkey)	4,926	69,250
GEDI Gruppo Editoriale SpA (Italy) †	340	280
Genting Bhd (Malaysia)	44,800	96,451
Haier Electronics Group Co., Ltd. (China)	7,000	18,776
Harvey Norman Holdings, Ltd. (Australia) S	23,161	70,768
Hasbro, Inc.	1,180	109,764
Home Depot, Inc. (The)	669	120,300
Host Hotels & Resorts, Inc. R	8,836	174,864
Imperial Holdings, Ltd. (South Africa)	3,237	53,642
Industrivarden AB Class A (Sweden)	6,730	172,532
Itausa — Investimentos Itau SA (Preference) (Brazil)	2,000	6,342

Dynamic Risk Allocation Fund 25

COMMON STOCKS (46.6%)* cont.	Shares	Value
Consumer cyclicals cont.
John Wiley & Sons, Inc. Class A	358	$21,176
Kimberly-Clark Corp.	5,276	631,854
Kingfisher PLC (United Kingdom)	35,894	162,134
KOC Holding AS (Turkey)	17,063	71,853
Lagardere SCA (France)	795	26,055
Lear Corp.	1,190	215,259
Lowe’s Cos., Inc.	7,219	601,848
Marks & Spencer Group PLC (United Kingdom)	35,993	152,456
Marriott International, Inc./MD Class A	311	39,497
Mazda Motor Corp. (Japan)	1,600	21,469
Namco Bandai Holdings, Inc. (Japan)	1,100	35,863
Naspers, Ltd. Class N (South Africa)	80	21,511
News Corp. Class B	1,480	24,272
Nissan Motor Co., Ltd. (Japan)	6,200	60,197
NVR, Inc. †	89	309,275
Peugeot SA (France)	7,275	150,451
Pou Chen Corp. (Taiwan)	53,000	63,823
President Chain Store Corp. (Taiwan)	6,000	57,037
Priceline Group, Inc. (The) †	84	146,136
Qualicorp SA (Brazil)	14,039	131,536
Randstad Holding NV (Netherlands)	838	51,607
Renault SA (France)	820	83,331
Ross Stores, Inc.	6,156	468,041
RTL Group SA (Belgium)	698	55,663
Scotts Miracle-Gro Co. (The) Class A	761	75,263
ServiceMaster Global Holdings, Inc. †	3,539	172,986
Smiles Fidelidade SA (Brazil)	7,200	164,964
Suzuki Motor Corp. (Japan)	200	10,788
Taylor Wimpey PLC (United Kingdom)	72,728	192,289
TJX Cos., Inc. (The)	7,994	603,947
Toppan Printing Co., Ltd. (Japan)	7,000	65,514
TUI AG (Germany)	9,411	173,602
Twenty-First Century Fox, Inc.	3,583	114,441
Vantiv, Inc. Class A †	3,614	271,050
Walt Disney Co. (The)	6,083	637,620
World Fuel Services Corp.	1,525	42,807
Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	8,500	30,451
		9,533,175
Consumer staples (3.9%)
Altria Group, Inc.	11,813	801,276
Associated British Foods PLC (United Kingdom)	3,050	121,600
Coca-Cola Amatil, Ltd. (Australia)	21,729	130,792
Colgate-Palmolive Co.	268	19,417
ConAgra Foods, Inc.	3,493	130,394
CVS Health Corp.	5,930	454,238
Distribuidora Internacional de Alimentacion SA (Spain)	4,628	21,781
Graham Holdings Co. Class B	60	34,986
Gruma SAB de CV Class B (Mexico)	1,614	19,994
Hanwha Corp. (South Korea)	2,286	87,159

26 Dynamic Risk Allocation Fund

COMMON STOCKS (46.6%)* cont.	Shares	Value
Consumer staples cont.
Heineken Holding NV (Netherlands)	807	$77,774
Hershey Co. (The)	2,708	300,398
Indofood Sukses Makmur Tbk PT (Indonesia)	144,800	78,651
ITOCHU Corp. (Japan)	12,400	215,588
J Sainsbury PLC (United Kingdom)	53,051	166,666
J.M. Smucker Co. (The)	2,505	292,258
Kao Corp. (Japan)	3,500	232,404
Liberty Expedia Holdings, Inc. Class A †	489	22,044
McDonald’s Corp.	5,591	961,484
Metro Wholesale & Food Specialist AG (Germany) †	5,988	116,886
Nestle SA (Switzerland)	1,657	141,908
PepsiCo, Inc.	485	56,512
Pinnacle Foods, Inc.	2,888	168,168
Pool Corp.	586	73,625
Procter & Gamble Co. (The)	2,414	217,236
Swedish Match AB (Sweden)	2,046	77,382
Sysco Corp.	6,507	375,649
Tate & Lyle PLC (United Kingdom)	19,449	177,018
Toyota Tsusho Corp. (Japan)	3,500	132,134
Ulta Beauty, Inc. †	306	67,843
Unilever NV ADR (Netherlands)	945	54,423
US Foods Holding Corp. †	757	22,044
Walgreens Boots Alliance, Inc.	1,086	79,017
WH Group, Ltd. (Hong Kong)	116,000	123,507
WM Morrison Supermarkets PLC (United Kingdom)	55,345	161,898
		6,214,154
Energy (1.7%)
Baker Hughes a GE Co.	7,593	225,740
Caltex Australia, Ltd. (Australia)	1,545	39,885
China Shenhua Energy Co., Ltd. (China)	34,500	85,353
Exxon Mobil Corp.	8,877	739,365
Halcon Resources Corp. †	3,109	22,043
Marathon Petroleum Corp.	6,778	424,506
Nine Point Energy	448	6,164
Phillips 66	2,042	199,218
PTT PCL (Foreign depositary shares) (Thailand)	9,600	121,102
Repsol SA (Spain)	11,462	210,370
Royal Dutch Shell PLC Class B (United Kingdom)	3,652	117,967
SandRidge Energy, Inc. †	1,296	24,119
SK Innovation Co., Ltd. (South Korea)	662	126,618
Tervita Corp. Class A (Canada)	63	476
Thai Oil PCL (Thailand)	9,700	27,621
Total SA (France)	5,834	329,176
Vestas Wind Systems A/S (Denmark)	878	56,192
		2,755,915
Financials (12.2%)
3i Group PLC (United Kingdom)	21,487	261,822
AerCap Holdings NV (Ireland) †	740	38,458
Aflac, Inc.	5,764	505,157

Dynamic Risk Allocation Fund 27

COMMON STOCKS (46.6%)* cont.	Shares	Value
Financials cont.
AGNC Investment Corp. R	13,606	$270,759
Agree Realty Corp. R	1,008	49,836
Agricultural Bank of China, Ltd. (China)	317,000	147,812
Alexandria Real Estate Equities, Inc. R	1,043	132,524
Allianz SE (Germany)	1,355	319,574
Allstate Corp. (The)	5,304	544,509
American Homes 4 Rent R	4,317	92,729
Annaly Capital Management, Inc. R	19,758	230,576
Apple Hospitality REIT, Inc. R	2,438	47,492
Aspen Insurance Holdings, Ltd.	907	37,187
Assured Guaranty, Ltd.	1,332	48,365
AvalonBay Communities, Inc. R	1,271	230,470
AXA SA (France)	7,111	214,559
Banco Santander (Brasil) S.A. (Units) (Brazil)	2,600	22,954
Bank Negara Indonesia Persero Tbk PT (Indonesia)	9,000	5,391
Bank of China, Ltd. (China)	182,000	88,713
Bank of Communications Co., Ltd. (China)	151,000	112,123
Barratt Developments PLC (United Kingdom)	13,565	111,173
Berkshire Hathaway, Inc. Class B †	2,342	452,029
BNP Paribas SA (France)	3,362	254,423
Boston Properties, Inc. R	1,582	198,351
Brandywine Realty Trust R	2,420	41,697
Broadridge Financial Solutions, Inc.	798	72,027
Camden Property Trust R	2,191	199,994
Chailease Holding Co., Ltd. (Taiwan)	32,000	93,259
Cheung Kong Property Holdings, Ltd. (Hong Kong)	21,000	177,801
Chimera Investment Corp. R	6,280	114,924
China Cinda Asset Management Co., Ltd. (China)	235,000	87,395
China Construction Bank Corp. (China)	299,000	261,923
China Huarong Asset Management Co., Ltd. (China)	216,000	99,605
Chongqing Rural Commercial Bank Co., Ltd. (China)	87,000	62,028
CME Group, Inc.	3,169	473,892
CoreLogic, Inc. †	1,988	86,697
CoreSite Realty Corp. R	541	61,393
Corporate Office Properties Trust R	2,314	70,207
Credit Agricole SA (France)	5,784	97,449
Daiwa Securities Group, Inc. (Japan)	4,000	24,963
DGB Financial Group, Inc. (South Korea)	4,640	42,769
Digital Realty Trust, Inc. R	578	67,453
DNB ASA (Norway)	5,178	94,418
Douglas Emmett, Inc. R	2,945	118,713
Duke Realty Corp. R	4,843	136,234
Empire State Realty Trust, Inc. Class A R	1,834	37,230
EPR Properties R	3,685	249,916
Equity Commonwealth † R	1,396	41,964
Equity Lifestyle Properties, Inc. R	1,401	126,524
Equity Residential Trust R	8,643	577,525
Essex Property Trust, Inc. R	703	173,634
Extra Space Storage, Inc. R	1,771	151,173

28 Dynamic Risk Allocation Fund

COMMON STOCKS (46.6%)* cont.	Shares	Value
Financials cont.
Fonciere Des Regions (France) R	1,710	$182,956
Four Corners Property Trust, Inc. R	1,167	30,459
Gaming and Leisure Properties, Inc. R	4,040	146,733
Getty Realty Corp. R	1,457	41,466
GGP, Inc. R	7,390	173,665
Guangzhou R&F Properties Co., Ltd. (China)	34,800	75,367
HCP, Inc. R	2,576	68,109
Highwoods Properties, Inc. R	1,564	79,436
HSBC Holdings PLC (United Kingdom)	4,815	47,797
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	427	17,024
Industrial & Commercial Bank of China, Ltd. (China)	322,000	252,513
Industrial Bank of Korea (South Korea)	19,571	288,110
Intercontinental Exchange, Inc.	772	55,159
iStar, Inc. † R	6,918	79,557
Japan Post Bank Co., Ltd. (Japan)	900	11,445
JBG SMITH Properties R	584	19,453
JPMorgan Chase & Co.	11,430	1,194,664
KB Financial Group, Inc. (South Korea)	228	12,544
Kerry Properties, Ltd. (Hong Kong)	17,000	75,607
Lamar Advertising Co. Class A R	1,770	133,157
Liberty Property Trust R	4,222	189,483
Macerich Co. (The) R	1,269	82,168
Mapfre SA (Spain)	13,633	45,857
Medical Properties Trust, Inc. R	8,210	112,395
MFA Financial, Inc. R	7,978	63,824
Mitsubishi UFJ Financial Group, Inc. (Japan)	39,000	276,466
Mizuho Financial Group, Inc. (Japan)	118,700	216,165
Monmouth Real Estate Investment Corp. R	858	15,324
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	877	195,148
National Health Investors, Inc. R	1,200	93,600
National Retail Properties, Inc.	2,740	112,532
NN Group NV (Netherlands)	4,356	191,342
Nomura Holdings, Inc. (Japan)	23,200	139,424
Nomura Real Estate Holdings, Inc. (Japan)	1,600	37,000
Old Mutual PLC (South Africa)	48,966	130,655
ORIX Corp. (Japan)	11,400	196,672
Park Hotels & Resorts, Inc. R	5,060	147,752
People’s Insurance Co. Group of China, Ltd. (China)	188,000	97,619
Persimmon PLC (United Kingdom)	5,382	184,877
PNC Financial Services Group, Inc. (The)	5,711	802,738
Popular, Inc. (Puerto Rico)	1,473	52,085
Prologis, Inc. R	4,442	294,194
PS Business Parks, Inc. R	413	54,747
Public Storage R	1,323	281,958
Quality Care Properties, Inc. † R	1,878	27,588
Realty Income Corp. R	346	19,134
Reinsurance Group of America, Inc.	866	140,335
Resona Holdings, Inc. (Japan)	34,400	183,221

Dynamic Risk Allocation Fund 29

COMMON STOCKS (46.6%)* cont.	Shares	Value
Financials cont.
Retail Properties of America, Inc. Class A R	6,030	$78,752
Saul Centers, Inc. R	196	12,650
Select Income REIT R	1,242	31,162
Shinhan Financial Group Co., Ltd. (South Korea)	1,426	63,779
Simon Property Group, Inc. R	2,383	385,450
SL Green Realty Corp. R	1,422	145,371
Societe Generale SA (France)	3,136	157,927
Spirit Realty Capital, Inc. R	12,071	103,086
Starwood Property Trust, Inc. R	5,799	125,722
Sumitomo Mitsui Financial Group, Inc. (Japan)	5,700	231,695
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,400	52,155
Sun Hung Kai Properties, Ltd. (Hong Kong)	4,000	65,660
Sunstone Hotel Investors, Inc. R	6,337	105,891
SunTrust Banks, Inc.	4,322	266,365
Swiss Re AG (Switzerland)	2,188	205,066
Tier REIT, Inc. R	1,112	22,273
Travelers Cos., Inc. (The)	2,332	316,149
Turkiye Garanti Bankasi AS (Turkey)	28,899	70,921
Turkiye Halk Bankasi AS (Turkey)	6,051	13,722
Turkiye Is Bankasi Class C (Turkey)	38,829	61,180
Two Harbors Investment Corp. R	3,893	62,288
U.S. Bancorp	5,465	301,395
Voya Financial, Inc.	4,709	208,138
Washington Prime Group, Inc. R	10,446	74,271
Welltower, Inc. R	3,294	222,213
Wharf Holdings, Ltd. (The) (Hong Kong)	5,000	15,772
Wharf Real Estate Investment Co., Ltd. (Hong Kong) †	4,000	24,174
WP Carey, Inc. R	1,584	112,749
Yuanta Financial Holding Co., Ltd. (Taiwan)	108,000	50,224
		19,215,517
Government (0.1%)
Poste Italiane SpA (Italy)	11,563	84,435
		84,435
Health care (4.9%)
Alfresa Holdings Corp. (Japan)	600	12,911
AstraZeneca PLC (United Kingdom)	436	28,167
Baxter International, Inc.	1,178	77,194
Bayer AG (Germany)	794	101,263
Bio-Rad Laboratories, Inc. Class A †	529	143,518
Charles River Laboratories International, Inc. †	606	63,145
DaVita Inc. †	295	18,013
Fresenius Medical Care AG & Co., KGaA (Germany)	991	98,456
GlaxoSmithKline PLC (United Kingdom)	13,160	227,720
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. (China)	6,000	17,251
Hengan International Group Co., Ltd. (China)	4,500	43,885
Humana, Inc.	2,858	745,538
Intuitive Surgical, Inc. †	102	40,778
Johnson & Johnson	9,608	1,338,683
Medipal Holdings Corp. (Japan)	3,100	60,324

30 Dynamic Risk Allocation Fund

COMMON STOCKS (46.6%)* cont.	Shares	Value
Health care cont.
Merck & Co., Inc.	5,625	$310,894
Mitsubishi Tanabe Pharma Corp. (Japan)	4,200	90,945
Novartis AG (Switzerland)	4,540	388,582
Omega Healthcare Investors, Inc. R	3,600	96,660
Pfizer, Inc.	28,307	1,026,412
Roche Holding AG (Switzerland)	1,492	376,431
Sanofi (France)	3,098	282,454
Shionogi & Co., Ltd. (Japan)	2,700	150,708
Thermo Fisher Scientific, Inc.	321	61,876
UnitedHealth Group, Inc.	4,008	914,505
Ventas, Inc. R	1,018	65,162
WellCare Health Plans, Inc. †	980	208,730
Zoetis, Inc.	9,007	651,116
		7,641,321
Technology (7.3%)
Acer, Inc. (Taiwan)	76,000	51,812
Adobe Systems, Inc. †	2,240	406,493
Alibaba Group Holding, Ltd. ADR (China) † S	921	163,091
Alphabet, Inc. Class A †	486	503,579
Amadeus IT Holding SA Class A (Spain)	3,598	259,392
Amdocs, Ltd.	1,328	86,705
Apple, Inc.	5,495	944,316
Applied Materials, Inc.	16,156	852,552
AtoS SE (France)	544	80,451
CDK Global, Inc.	2,930	202,434
Changyou.com, Ltd. ADR (China) †	2,100	76,608
Cisco Systems, Inc.	559	20,851
CommerceHub, Inc. Ser. C †	2,210	47,427
Corning, Inc.	4,656	150,808
Dell Technologies, Inc. Class V †	1,429	111,805
eBay, Inc. †	19,599	679,497
F5 Networks, Inc. †	3,419	458,830
Fidelity National Information Services, Inc.	4,564	430,522
Fiserv, Inc. †	2,313	304,044
Fujitsu, Ltd. (Japan)	1,000	7,487
Genpact, Ltd.	2,524	81,374
Harris Corp.	2,432	351,424
Hon Hai Precision Industry Co., Ltd. (Taiwan)	68,000	229,049
Hoya Corp. (Japan)	1,300	63,260
Intuit, Inc.	5,160	811,255
Iron Mountain, Inc. R	3,534	144,435
Microsoft Corp.	4,498	378,597
Mixi, Inc. (Japan)	300	13,969
NetApp, Inc.	6,360	359,404
Otsuka Corp. (Japan)	700	52,497
Paychex, Inc.	4,340	292,125
Pegatron Corp. (Taiwan)	28,000	64,365
Radiant Opto-Electronics Corp. (Taiwan)	35,000	76,234
Samsung Electronics Co., Ltd. (South Korea)	351	824,679

Dynamic Risk Allocation Fund 31

COMMON STOCKS (46.6%)* cont.	Shares	Value
Technology cont.
SK Hynix, Inc. (South Korea)	1,727	$123,071
Synopsys, Inc. †	2,662	240,592
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	4,500	178,200
Tencent Holdings, Ltd. (China)	5,900	304,553
Texas Instruments, Inc.	9,245	899,446
Tripod Technology Corp. (Taiwan)	13,000	42,322
YY, Inc. ADR (China) †	1,611	166,239
		11,535,794
Transportation (1.1%)
Aeroflot — Russian Airlines PJSC (Russia)	5,900	15,403
AirAsia Bhd (Malaysia)	67,400	51,742
ANA Holdings, Inc. (Japan)	1,900	76,140
Central Japan Railway Co. (Japan)	1,000	186,155
Deutsche Lufthansa AG (Germany)	619	21,270
Deutsche Post AG (Germany)	5,549	263,461
International Consolidated Airlines Group SA (Spain)	4,254	35,170
Japan Airlines Co., Ltd. (Japan)	600	22,043
Landstar System, Inc.	819	84,521
MISC Bhd (Malaysia)	32,100	55,347
Norfolk Southern Corp.	5,329	738,759
Qantas Airways, Ltd. (Australia)	25,832	112,437
Royal Mail PLC (United Kingdom)	18,472	110,393
Yangzijiang Shipbuilding Holdings, Ltd. (China)	20,500	23,872
		1,796,713
Utilities and power (1.9%)
American Electric Power Co., Inc.	3,854	299,186
Centrica PLC (United Kingdom)	65,664	128,411
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	13,955	139,403
Cia de Transmissao de Energia Eletrica Paulista (Preference) (Brazil)	3,800	70,766
CPFL Energia SA (Brazil)	10,100	64,763
Edison International	4,238	344,422
Endesa SA (Spain)	3,724	83,043
Enel SpA (Italy)	42,540	276,204
ENGIE SA (France)	1,080	18,903
ENI SpA (Italy)	1,118	18,377
Gas Natural SDG SA (Spain)	375	8,382
Great Plains Energy, Inc.	10,767	369,416
Iberdrola SA (Spain)	3,828	30,399
Innogy SE (Germany)	1,998	92,354
Kinder Morgan, Inc.	21,769	375,080
PG&E Corp.	6,014	326,199
Southern Co. (The)	2,414	123,597
Tenaga Nasional Bhd (Malaysia)	44,300	167,484
Transneft PJSC (Preference) (Russia)	3	9,142
		2,945,531
Total common stocks (cost $61,446,026)		$73,551,171

32 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)*	amount	Value
Basic materials (2.3%)
A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$20,000	$20,950
Agrium, Inc. sr. unsec. unsub. notes 5.25%, 1/15/45 (Canada)	10,000	11,471
AK Steel Corp. company guaranty sr. unsec. notes
6.375%, 10/15/25	25,000	24,313
Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	45,000	49,685
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	5,000	5,450
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	20,000	20,500
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	15,000	17,269
ArcelorMittal SA sr. unsec. unsub. notes 7.50%, 10/15/39 (France)	50,000	62,875
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	55,000	58,713
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	65,000	69,063
Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23	50,000	59,563
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	75,000	77,438
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	70,000	73,675
Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	35,000	39,463
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	90,000	93,825
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	15,000	15,638
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	150,000	155,438
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	47,000	50,147
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	45,000	42,075
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	85,000	88,682
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	50,000	52,125
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	35,000	38,281
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	5,000	5,288
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	80,000	78,800
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	30,000	31,050
CSTN Merger Sub, Inc. 144A company guaranty sr. notes
6.75%, 8/15/24	60,000	59,400
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	52,000	53,521
E. I. du Pont de Nemours & Co. sr. unsec. unsub. FRN BBA LIBOR
USD 3 Month + 0.53%, 1.907%, 5/1/20	50,000	50,416
Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	26,000	26,962
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	55,000	56,650

Dynamic Risk Allocation Fund 33

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Basic materials cont.
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	$55,000	$60,022
Freeport-McMoRan, Inc. company guaranty sr. unsec. sub. notes
6.75%, 2/1/22 (Indonesia)	30,000	31,125
GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	75,000	83,531
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	81,000	85,227
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	79,000	80,120
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	67,000	70,015
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	20,000	19,332
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	20,000	22,540
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	60,000	67,950
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	25,000	26,938
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	65,000	67,763
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	35,000	37,100
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	55,000	58,094
Methanex Corp. sr. unsec. unsub. notes 5.65%, 12/1/44 (Canada)	22,000	22,327
Monsanto Company sr. unsec. sub. notes 5.50%, 8/15/25	45,000	50,825
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	20,000	20,650
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	15,000	15,844
Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	20,000	21,808
Northwest Acquisitions ULC/Dominion Finco, Inc. 144A notes
7.125%, 11/1/22	20,000	20,650
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	26,000	26,260
NOVA Chemicals Corp. 144A sr. unsec. notes 4.875%,
6/1/24 (Canada)	49,000	49,613
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	85,000	88,081
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	5,000	5,256
Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	5,000	5,700
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	55,000	59,056
Platform Specialty Products Corp. 144A company guaranty sr.
unsec. notes 5.875%, 12/1/25	5,000	5,038
Platform Specialty Products Corp. 144A sr. unsec. notes
6.50%, 2/1/22	15,000	15,506
Sealed Air Corp. 144A sr. unsec. bonds 5.50%, 9/15/25	15,000	16,425
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	22,000	22,215
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	15,000	14,909

34 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Basic materials cont.
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	$40,000	$48,300
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	30,000	31,706
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	30,000	31,932
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	18,000	18,546
Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
4.125%, 9/15/25	65,000	65,163
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	5,000	5,250
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	20,000	20,200
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	10,000	11,288
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	55,000	57,750
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	30,000	31,313
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	15,000	15,600
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	75,000	80,438
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	35,000	36,663
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	45,000	47,025
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	35,000	37,450
Venator Finance SARL/Venator Materials Corp. 144A sr. unsec.
notes 5.75%, 7/15/25 (Luxembourg)	30,000	31,650
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	30,000	29,850
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	49,000	49,497
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	90,000	90,249
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	45,000	63,272
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	22,000	30,849
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	40,000	43,200
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	30,000	33,600
		3,569,437
Capital goods (1.2%)
Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	85,000	87,763
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
5.00%, 10/1/24	40,000	41,650

Dynamic Risk Allocation Fund 35

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Capital goods cont.
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	$10,000	$10,088
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	5,000	5,456
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	35,000	36,635
Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	110,000	114,125
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	20,000	20,725
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	50,000	52,375
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	65,000	71,906
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	40,000	40,350
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	55,000	60,511
CD&R Waterworks Merger Sub, LLC 144A sr. unsec. notes
6.125%, 8/15/25	5,000	5,102
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	25,000	29,500
FXI Holdings, Inc. 144A sr. notes 7.875%, 11/1/24	45,000	45,070
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	130,000	133,088
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	70,000	73,675
Honeywell International, Inc. 144A sr. unsec. bonds
3.812%, 11/21/47	60,000	60,925
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	35,000	37,660
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	26,000	27,803
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	7,000	7,203
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	10,000	12,916
Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	80,000	91,000
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	70,000	71,050
Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	11,000	12,070
Medtronic, Inc. company guaranty sr. unsec. sub. notes
3.50%, 3/15/25	11,000	11,366
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	65,000	69,063
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	25,000	25,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN BBA LIBOR USD
3 Month + 3.50%, 4.859%, 7/15/21	25,000	25,438
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	45,000	48,282
Rockwell Collins, Inc. sr. unsec. bonds 4.35%, 4/15/47	34,000	36,306
Tennant Co. 144A company guaranty sr. unsec. notes
5.625%, 5/1/25	35,000	36,488

36 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Capital goods cont.
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	$30,000	$31,350
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	35,000	35,700
TI Group Automotive Systems, LLC 144A sr. unsec. notes 8.75%,
7/15/23 (United Kingdom)	54,000	57,915
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	20,000	20,412
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	85,000	86,275
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25	40,000	39,700
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	205,000	203,342
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	20,000	20,150
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25	55,000	55,825
		1,951,258
Communication services (1.9%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	26,000	24,915
American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	64,000	65,962
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	50,000	47,462
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	75,000	76,703
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	51,000	50,107
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	85,000	87,125
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	35,000	35,820
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	90,000	94,050
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	15,000	15,563
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	25,000	25,875
CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	45,000	43,356
CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	15,000	15,038
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	140,000	140,525
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	10,000	10,006
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	63,000	72,447
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	31,000	32,749
Charter Communications Operating, LLC/Charter
Communications Operating Capital C company guaranty sr. sub.
bonds 5.375%, 5/1/47	50,000	50,503
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	31,000	31,072
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	5,000	4,678

Dynamic Risk Allocation Fund 37

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Communication services cont.
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	$64,000	$85,515
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	34,000	34,650
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	5,000	5,008
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	65,000	69,550
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	15,000	15,000
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	20,000	19,655
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	30,000	29,744
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	15,000	16,140
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	34,000	33,864
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	180,000	175,444
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	55,000	59,125
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	12,000	17,565
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	70,000	70,525
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	15,000	11,513
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	25,000	19,813
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	10,000	9,313
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	2,000	2,115
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	110,000	106,700
Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	18,000	10,620
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	50,000	53,442
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	125,000	133,099
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	15,000	16,050
SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	200,000	201,500
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	65,000	66,706
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	145,000	155,150
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	185,000	197,025
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	30,000	32,204
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	20,000	20,984
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	120,000	128,400

38 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	$15,000	$15,413
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	25,000	25,875
Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	62,000	60,333
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	22,000	22,120
Verizon Communications, Inc. sr. unsec. unsub. notes
4.125%, 3/16/27	45,000	46,898
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	135,000	141,413
Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	40,000	27,000
		3,059,427
Conglomerates (0.2%)
General Electric Co. sr. unsec. bonds 4.50%, 3/11/44	11,000	11,917
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	250,000	250,258
		262,175
Consumer cyclicals (3.6%)
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	93,000	137,173
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	15,000	14,945
Amazon.com, Inc. 144A sr. unsec. notes 3.15%, 8/22/27	70,000	69,861
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	20,000	19,850
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	15,000	14,681
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	25,000	25,438
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	35,000	34,125
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	50,000	52,750
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	70,000	71,575
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	41,000	43,396
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25	50,000	51,000
Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	50,000	16,000
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	20,000	21,300
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	35,000	38,150
Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	95,000	96,781

Dynamic Risk Allocation Fund 39

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Consumer cyclicals cont.
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	$35,000	$36,545
CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	15,000	16,669
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	48,000	44,812
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	30,000	29,700
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	11,000	11,210
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	45,000	47,363
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	50,000	50,875
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	30,000	29,661
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	110,000	107,800
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	65,000	65,081
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	80,000	86,800
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24	35,000	37,013
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	71,000	68,024
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	40,000	42,950
Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	48,000	51,480
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26	60,000	62,462
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	30,000	31,350
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	51,000	51,456
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	15,000	15,511
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	7,000	7,133
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20	35,000	36,799
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	60,000	64,762
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26	35,000	35,525
GW Honos Security Corp. 144A company guaranty sr. unsec. notes
8.75%, 5/15/25 (Canada)	40,000	42,700
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	30,000	30,563
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	150,000	158,115
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	67,000	67,419
Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R	58,000	62,622

40 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Consumer cyclicals cont.
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	$55,000	$56,513
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	45,000	49,029
iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19	265,000	196,763
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	140,000	148,400
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	30,000	30,375
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	95,000	104,381
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	75,000	79,219
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24	20,000	21,500
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡	40,000	38,800
Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22	15,000	15,356
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	71,000	70,904
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	40,000	42,250
Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24	45,000	47,475
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	25,000	25,750
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	65,000	68,026
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	30,000	31,502
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	30,000	31,469
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	40,000	43,738
MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	60,000	63,822
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	5,000	5,556
Moody’s Corp. 144A sr. unsec. bonds 3.25%, 1/15/28	20,000	19,715
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	75,000	77,672
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	65,000	41,275
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75% (9.50%), 10/15/21 ‡‡	15,712	8,484
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	75,000	76,688
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	60,000	62,400
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	10,000	10,294
O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	26,000	26,123

Dynamic Risk Allocation Fund 41

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Consumer cyclicals cont.
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	$52,000	$52,124
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	40,000	42,200
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	15,000	15,750
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	25,000	25,938
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	30,000	30,919
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	75,000	76,313
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	10,000	10,150
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	15,000	10,950
Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	46,000	46,675
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	75,000	94,125
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	20,000	21,700
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	36,000	36,698
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 4.875%, 6/1/23	25,000	25,188
Regal Entertainment Group sr. unsec. sub. notes 5.75%, 2/1/25	10,000	10,150
Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	40,000	41,400
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	70,000	70,525
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	26,000	28,103
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	24,000	23,291
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	50,000	52,000
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	145,000	159,681
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	90,000	92,475
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	30,000	31,913
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	155,000	156,744
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	95,000	98,325
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	35,000	35,613
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	35,000	36,750
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	30,000	31,688
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	50,000	52,625
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	128,000	133,120
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	35,000	33,250

42 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Consumer cyclicals cont.
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	$20,000	$20,850
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	62,000	61,820
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	27,000	25,446
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	15,000	14,850
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	40,000	43,088
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	20,000	20,400
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	55,000	53,556
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	80,000	82,400
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	30,000	31,050
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	25,000	24,750
Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	56,000	56,687
Wyndham Worldwide Corp. sr. unsec. unsub. notes 5.625%, 3/1/21	22,000	23,513
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	35,000	35,678
		5,663,375
Consumer staples (1.7%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	50,000	51,188
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	25,000	25,563
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	50,000	50,075
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85%, 8/9/22	72,000	72,336
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.625%, 1/14/20	145,000	146,146
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	157,000	177,243
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	49,000	50,256
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21	145,000	146,148
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	15,000	15,600
BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24	75,000	81,188
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	85,000	90,126
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	60,000	57,300
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21	30,000	31,575
Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26	22,000	20,817

Dynamic Risk Allocation Fund 43

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Consumer staples cont.
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	$60,000	$64,424
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	145,000	145,239
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	50,000	49,625
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	7,000	8,625
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	37,000	36,819
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	132,000	174,011
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	42,000	48,157
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	35,000	19,775
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	70,000	72,800
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	100,000	102,125
Kellogg Co. sr. unsec. unsub. notes 3.25%, 4/1/26	52,000	51,460
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	60,000	63,450
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	15,000	15,713
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	20,000	20,468
Kraft Heinz Co. (The) company guaranty sr. unsec. notes Ser. 144A,
6.875%, 1/26/39	71,000	91,191
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	145,000	152,613
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	40,000	40,300
Molson Coors Brewing Co. 144A company guaranty sr. unsec.
unsub. notes 1.90%, 3/15/19	125,000	124,552
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 4/15/28	35,000	34,606
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	63,000	65,902
PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46	34,000	32,494
Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	20,000	20,990
Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24	85,000	51,425
Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	5,000	3,969
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	40,000	37,000
Tyson Foods, Inc. company guaranty sr. unsec. bonds
4.875%, 8/15/34	15,000	16,534
Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15%, 8/15/44	21,000	24,175
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	26,000	26,461
		2,610,464

44 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Energy (3.1%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	$80,000	$88,200
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	25,000	26,063
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	20,000	20,500
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	15,000	15,375
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	25,000	27,188
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	15,000	14,288
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	82,000	82,247
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.768%, 9/19/19 (United Kingdom)	40,000	39,764
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20	30,000	29,550
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	30,000	27,150
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	11,000	8,140
Canadian Natural Resources, Ltd. sr. unsec. unsub. bonds 3.85%,
6/1/27 (Canada)	16,000	16,197
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	29,000	34,256
Cenovus Energy, Inc. 144A sr. unsec. notes 4.25%,
4/15/27 (Canada)	33,000	32,647
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	110,000	119,213
Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
bonds 5.125%, 6/30/27	75,000	77,344
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	10,000	9,200
Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	35,000	37,363
Chesapeake Energy Corp. 144A company guaranty sr. unsec.
bonds 8.00%, 6/15/27	20,000	19,156
Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	100,000	99,500
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	30,000	29,829
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	115,000	115,576
ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05%, 12/15/17	145,000	144,966
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	60,000	57,000
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	20,000	19,700
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	45,000	45,900

Dynamic Risk Allocation Fund 45

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Energy cont.
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	$45,000	$47,025
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
5.625%, 10/15/25	45,000	45,225
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	35,000	24,675
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	26,000	25,025
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	50,000	51,610
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	20,000	20,225
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	50,000	50,563
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 8.125%, 9/15/23	60,000	64,500
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	20,000	20,250
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	156,000	153,855
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	65,000	48,100
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	30,000	30,000
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	60,000	58,891
FTS International, Inc. 144A company guaranty sr. sub. FRN BBA
LIBOR USD 3 Month + 7.50%, 8.82%, 6/15/20	45,000	45,900
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	30,000	30,788
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	65,000	67,925
Jonah Energy, LLC/Jonah Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7.25%, 10/15/25	80,000	80,800
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	25,000	22,500
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	35,000	34,300
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	37,000	39,241
Murray Energy Corp. 144A notes 11.25%, 4/15/21	45,000	24,975
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	25,000	26,781
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	75,000	79,875
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	40,000	34,600
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	85,000	86,594
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	41,000	44,007
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	209,051
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	112,000	116,900

46 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Energy cont.
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	$333,000	$353,813
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	110,000	24,200
Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	95,000	88,825
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	205,000	204,959
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
Ser. REGS, 6.50%, 3/13/27 (Mexico)	159,000	175,337
Philips 66 Partners LP sr. unsec. bonds 3.75%, 3/1/28	20,000	19,841
Precision Drilling Corp. company guaranty sr. unsec. notes 7.75%,
12/15/23 (Canada)	50,000	52,000
QEP Resources, Inc. sr. unsec. notes 5.625%, 3/1/26	35,000	35,521
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	50,000	51,750
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	10,000	10,954
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	25,000	25,936
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	5,000	4,863
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	26,000	26,191
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	34,000	36,206
SemGroup Corp. 144A company guaranty sr. unsec. notes
6.375%, 3/15/25	10,000	9,925
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	20,000	20,425
SESI, LLC 144A company guaranty sr. unsec. notes 7.75%, 9/15/24	15,000	15,450
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	30,000	30,000
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	15,000	15,900
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	50,000	5
Shelf Drilling Holdings, Ltd. 144A company guaranty notes
9.50%, 11/2/20	40,000	40,600
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	55,000	54,193
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	30,000	30,225
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	25,000	23,938
SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	15,000	15,263
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	45,000	45,563
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	39,000	38,317
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	55,000	55,946
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	15,000	15,450
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	30,000	30,750

Dynamic Risk Allocation Fund 47

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Energy cont.
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	$125,000	$124,063
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	46,000	47,610
Valero Energy Partners LP sr. unsec. unsub. notes
4.375%, 12/15/26	9,000	9,351
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	40,000	41,950
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	43,000	56,330
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	36,000	37,572
Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	20,000	20,824
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	35,000	39,506
WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	11,000	11,935
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	62,000	63,860
		4,825,840
Financials (4.5%)
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	50,000	49,621
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	41,000	40,753
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	40,000	40,600
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	30,000	31,425
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	100,000	132,375
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 12/1/17	105,000	105,000
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	80,000	87,699
American Express Co. sr. unsec. notes 7.00%, 3/19/18	94,000	95,381
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	150,000	205,500
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	49,000	54,329
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	15,000	17,064
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	56,000	55,370
Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18	149,000	149,040
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	15,000	14,884
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	170,000	212,830
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	16,000	16,036
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	60,000	59,978
Bank of Nova Scotia (The) sr. unsec. unsub. notes 1.375%,
12/18/17 (Canada)	145,000	144,996
Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	80,000	97,791
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	7,000	7,371

48 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Financials cont.
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	$25,000	$27,124
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	59,000	65,741
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	37,000	40,654
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 3/15/23	20,000	20,553
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	35,000	37,779
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	35,000	37,625
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	115,000	122,906
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	55,000	55,591
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	50,000	50,177
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	97,000	99,654
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	60,000	63,058
Citigroup, Inc. unsec. sub. notes 5.50%, 9/13/25	49,000	55,135
CNG Holdings, Inc. 144A sr. notes 9.375%, 5/15/20	50,000	47,500
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	60,000	63,600
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	55,000	54,240
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	330,000	327,242
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	35,000	36,663
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	25,000	25,344
Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	16,000	16,994
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	40,000	40,700
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	60,000	62,391
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	25,000	25,438
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	50,000	52,000
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	30,000	31,238
Goldman Sachs Group, Inc. (The) sr. unsec. notes 7.50%, 2/15/19	33,000	35,029
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	120,000	122,487
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	238,000	238,555
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.30%, 12/13/19	136,000	135,802
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2.375%, 1/22/18	2,000	2,002
Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	25,000	25,186
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	13,000	13,494
HSBC Finance Corp. unsec. sub. notes 6.676%, 1/15/21	27,000	30,135
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	10,000	10,013

Dynamic Risk Allocation Fund 49

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Financials cont.
HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	$50,000	$52,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	30,000	31,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	30,000	31,200
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	37,000	38,110
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	15,000	15,338
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	3,000	2,595
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	20,000	20,725
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	15,000	15,169
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Q, 5.15%,
perpetual maturity	9,000	9,360
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	43,000	44,559
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	181,000	182,436
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	124,000	124,359
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	4,000	4,004
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	19,000	20,554
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	41,000	45,175
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	92,000	116,840
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)	200,000	226,500
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	30,000	34,950
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	60,000	61,725
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	49,000	49,319
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	110,000	119,218
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	100,000	107,233
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	25,000	26,750
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. 144A sr. unsec. bonds 4.50%, 1/15/28 R	15,000	14,906
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	20,000	21,110
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	55,000	58,695
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	120,000	121,864
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	80,000	80,499
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	55,000	55,825
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	40,000	40,122
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	30,000	31,050

50 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Financials cont.
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	$100,000	$101,743
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	40,000	41,992
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	35,000	34,764
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	46,000	45,953
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	145,000	145,296
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	30,000	32,147
Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	7,000	7,056
Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	7,000	7,006
Skandinaviska Enskilda Banken AB 144A sr. unsec. unsub. notes
2.625%, 11/17/20 (Sweden)	270,000	271,424
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	20,000	22,125
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.125%, 5/15/22	30,000	31,125
Starwood Property Trust, Inc. 144A sr. unsec. notes
4.75%, 3/15/25 R	45,000	44,831
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	60,000	62,093
TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	15,000	13,800
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	43,000	42,636
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Switzerland)	200,000	201,769
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	55,000	55,688
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	40,000	41,877
VICI Properties 1, LLC/VICI FC, Inc. company guaranty notes
8.00%, 10/15/23	4,114	4,577
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	46,000	50,945
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	115,000	115,743
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	275,000	274,521
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	45,000	44,156
		7,187,050
Health care (1.6%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	19,000	19,413
AbbVie, Inc. sr. unsec. notes 2.90%, 11/6/22	13,000	13,010
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	70,000	68,075
Allergan Funding SCS company guaranty sr. unsec. notes 4.75%,
3/15/45 (Luxembourg)	15,000	15,688
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	16,000	16,272

Dynamic Risk Allocation Fund 51

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Health care cont.
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)	$15,000	$15,123
AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	35,000	34,300
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	47,000	50,568
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	69,000	65,385
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	60,000	58,650
AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	12,000	16,009
Becton Dickinson and Co. sr. unsec. unsub. bonds 4.669%, 6/6/47	69,000	72,528
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27	59,000	58,896
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	56,000	57,956
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	20,000	17,900
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	60,000	64,200
Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	15,000	15,387
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	15,000	15,570
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	45,000	42,075
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	120,000	72,300
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	30,000	23,400
Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada) (In default) †	60,000	5,700
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	130,000	101,400
Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	5,000	5,213
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	55,000	58,403
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	85,000	91,163
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	80,000	81,000
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	20,000	21,000
HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	50,000	50,625
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	30,000	30,900
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	25,000	27,875
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	30,000	25,388
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	35,000	35,249
Merck & Co., Inc. sr. unsec. unsub. notes 1.30%, 5/18/18	125,000	124,811
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	25,000	26,125
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	20,000	20,000
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	60,000	63,706
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	45,000	44,269

52 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Health care cont.
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	$72,000	$75,193
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	45,000	44,550
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	30,000	30,129
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	105,000	104,408
Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	225,000	236,813
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	36,000	34,754
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	26,000	25,441
Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	40,000	42,000
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	25,000	24,750
UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18	65,000	65,554
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	43,000	45,667
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. notes 5.50%, 11/1/25	15,000	15,189
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	135,000	115,763
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	5,000	4,650
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	15,000	14,850
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	55,000	58,919
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	20,000	21,000
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	20,000	21,175
		2,606,337
Technology (1.7%)
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	19,000	20,297
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	250,000	250,557
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	28,000	30,672
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	75,000	76,087
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	35,000	34,904
Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †	300,000	230,250
Avaya, Inc. 144A escrow notes zero %, 5/15/25	61,000	61,000
Broadcom Corp./Broadcom Cayman Finance, Ltd. 144A company
guaranty sr. unsec. bonds 3.50%, 1/15/28	70,000	66,272
Broadcom Corp./Broadcom Cayman Finance, Ltd. 144A company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	57,000	55,855
CDK Global, Inc. 144A sr. unsec. bonds 4.875%, 6/1/27	15,000	15,450
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	30,000	28,923
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	110,000	119,575
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	15,000	18,874

Dynamic Risk Allocation Fund 53

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Technology cont.
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	$138,000	$148,843
Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	6,000	6,611
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	50,000	53,000
First Data Corp. 144A notes 5.75%, 1/15/24	95,000	98,563
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	100,000	107,250
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	140,000	143,500
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	15,000	15,450
Intel Corp. sr. unsec. unsub. notes 1.35%, 12/15/17	145,000	144,992
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	70,000	71,575
Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	9,000	9,126
Micron Technology, Inc. 144A sr. unsec. unsub. notes
5.25%, 1/15/24	25,000	26,063
Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	45,000	46,355
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	67,000	64,549
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	180,000	175,434
Oracle Corp. sr. unsec. unsub. notes 3.25%, 11/15/27	40,000	40,492
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	50,000	48,487
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	180,000	180,910
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	45,000	46,856
Solera, LLC/Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	90,000	101,250
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	60,000	60,375
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	55,000	56,444
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	10,000	10,042
		2,664,883
Transportation (0.1%)
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5.75%, 5/1/40	11,000	14,057
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	16,000	15,750
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	22,132	22,672
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	65,000	67,275
		119,754
Utilities and power (1.0%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	140,000	147,700
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	25,000	25,563
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	55,000	56,788
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	49,000	56,087

54 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Utilities and power cont.
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	$7,000	$9,139
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	85,000	81,813
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	25,000	25,281
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	15,000	15,469
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	96,000	100,619
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	10,000	9,907
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	40,000	39,513
Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22	15,000	16,031
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	90,000	97,988
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	25,000	27,750
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	20,000	26,021
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	11,000	11,028
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	42,000	43,909
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	166,000	178,035
Energy Transfer Equity LP sr. sub. notes 5.50%, 6/1/27	15,000	15,638
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	13,000	13,967
GenOn Americas Generation, LLC sr. unsec. notes 9.125%, 5/1/31
(In default) †	100,000	93,750
IPALCO Enterprises, Inc. 144A sr. notes 3.70%, 9/1/24	25,000	24,893
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	29,000	30,003
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	45,000	45,148
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	60,000	59,612
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	15,000	19,719
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	35,000	35,044
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	5,000	5,500
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	85,000	91,588
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
5.75%, 1/15/28	15,000	15,000
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	64,000	64,519
Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A, 4.011%, 6/1/67	59,000	57,230
Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22	50,000	51,813
		1,592,065
Total corporate bonds and notes (cost $35,623,371)		$36,112,065

Dynamic Risk Allocation Fund 55

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (15.9%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.9%)
Government National Mortgage Association Pass-Through Certificates
3.50%, TBA, 1/1/48	$3,000,000	$3,098,672
3.50%, TBA, 12/1/47	3,000,000	3,102,891
		6,201,563
U.S. Government Agency Mortgage Obligations (12.0%)
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 1/1/48	1,000,000	1,119,375
6.00%, TBA, 12/1/47	1,000,000	1,119,766
4.00%, TBA, 1/1/48	3,000,000	3,131,250
4.00%, TBA, 12/1/47	3,000,000	3,134,531
3.00%, TBA, 1/1/48	3,000,000	2,988,984
3.00%, TBA, 12/1/47	3,000,000	2,992,500
3.00%, 8/1/36 [i]	386,856	393,551
3.00%, TBA, 12/1/32	2,000,000	2,037,969
2.50%, TBA, 1/1/48	1,000,000	961,055
2.50%, TBA, 12/1/47	1,000,000	962,031
		18,841,012
Total U.S. government and agency mortgage obligations (cost $25,107,381)		$25,042,575

	Principal
COMMODITY LINKED NOTES (6.1%)*†††	amount	Value
Bank of America Corp. sr. unsec. notes Ser. A, 1-month LIBOR less 0.11%,
2018 (Indexed to the S&P GSCI Index Total Return multiplied by 3)	$712,000	$893,203
Citigroup Global Markets Holdings, Inc. sr. unsec. Notes Ser. N, 1-month
USD LIBOR less 0.16%, 2018 (Indexed to the S&P GSCI 3-Month Forward
Index Total Return Index multiplied by 3)	3,250,000	4,067,007
Deutsche Bank AG/London 144A sr. notes 1-month LIBOR less
0.16%, 2018 (Indexed to the S&P GSCI Total Return multiplied by 3)
(United Kingdom)	421,000	527,934
UBS AG/London 144A sr. notes 1-month LIBOR less 0.25%, 2018 (Indexed
to the S&P GSCI Total Return Indexed multiplied by 3) (United Kingdom)	2,004,000	2,393,739
UBS AG/London 144A sr. notes 1-month LIBOR less 0.25%, 2018 (Indexed
to the S&P GSCI Total Return Index multiplied by 3) (United Kingdom)	1,260,000	1,753,925
Total commodity Linked Notes (cost $7,647,000)		$9,635,808

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)*	amount	Value
Agency collateralized mortgage obligations (0.3%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3829, Class AS, IO (-1 x 1 Month US LIBOR) + 6.95%,
5.70%, 3/15/41	$209,680	$36,244
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M1,
1 Month US LIBOR + 1.10%, 2.428%, 12/25/28	74,740	74,865
Federal National Mortgage Association IFB Ser. 12-58, Class SM, IO
(-1 x 1 Month US LIBOR) + 6.50%, 5.173%, 6/25/42	248,786	41,118
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	199,011	43,534
IFB Ser. 13-99, Class AS, IO (-1 x 1 Month US LIBOR) + 6.05%,
4.767%, 6/20/43	322,897	66,767
Ser. 16-135, Class PI, IO, 4.00%, 5/20/46	499,992	102,225

56 Dynamic Risk Allocation Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	$337,891	$46,671
Ser. 17-H22, Class EI, IO, 2.298%, 11/7/47	321,000	39,323
Ser. 15-H26, Class DI, IO, 2.07%, 10/20/65 W	312,805	33,564
		484,311
Commercial mortgage-backed securities (1.7%)
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D,
5.945%, 12/15/47 W	100,000	100,547
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	61,000	62,031
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	47,000	48,783
FRB Ser. 14-GC19, Class XA, IO, 1.363%, 3/10/47 W	1,465,783	76,147
Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class XA, IO, 1.977%, 9/10/45 W	712,452	46,958
COMM Mortgage Trust
FRB Ser. 14-UBS6, Class C, 4.614%, 12/10/47 W	172,000	172,325
FRB Ser. 14-LC15, Class XA, IO, 1.492%, 4/10/47 W	1,738,811	87,283
FRB Ser. 14-CR16, Class XA, IO, 1.345%, 4/10/47 W	314,357	14,285
FRB Ser. 13-CR11, Class XA, IO, 1.296%, 8/10/50 W	721,626	34,185
FRB Ser. 14-CR17, Class XA, IO, 1.291%, 5/10/47 W	1,129,316	52,617
FRB Ser. 14-UBS6, Class XA, IO, 1.175%, 12/10/47 W	1,446,771	68,722
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.509%, 12/15/49 W	125,000	127,625
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.80%, 6/10/47 W	84,000	86,887
FRB Ser. 14-GC22, Class XA, IO, 1.178%, 6/10/47 W	2,054,547	96,712
GS Mortgage Securities Trust 144A FRB Ser. 10-C1, Class D,
6.196%, 8/10/43 W	158,403	163,077
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C14, Class C, 4.721%, 8/15/46 W	56,000	57,227
FRB Ser. 14-C22, Class C, 4.711%, 9/15/47 W	50,000	49,860
FRB Ser. 14-C22, Class XA, IO, 1.075%, 9/15/47 W	3,454,721	161,107
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 06-LDP7, Class B, 6.138%, 4/17/45 W	118,000	11,800
FRB Ser. 05-LDP5, Class F, 5.892%, 12/15/44 W	36,749	36,494
Ser. 04-LN2, Class A2, 5.115%, 7/15/41	544	544
Ser. 12-C6, Class AS, 4.117%, 5/15/45	41,000	42,908
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 10-C1, Class D, 6.401%, 6/15/43 W	142,000	83,638
LB-UBS Commercial Mortgage Trust Ser. 06-C6, Class D, 5.502%,
9/15/39 (In default) † W	125,000	7,046
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.307%, 4/20/48 W	123,000	117,213
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 12-C5, Class AS, 3.792%, 8/15/45	41,000	42,014
FRB Ser. 14-C17, Class XA, IO, 1.391%, 8/15/47 W	733,154	34,839
FRB Ser. 13-C12, Class XA, IO, 1.038%, 10/15/46 W	1,002,138	27,331
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class AJ,
5.508%, 2/12/44 W	20,262	20,161
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.327%, 7/15/49 W	90,000	92,898

Dynamic Risk Allocation Fund 57

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.21%, 8/10/49 W	$50,000	$52,574
FRB Ser. 12-C2, Class D, 5.055%, 5/10/63 W	48,000	48,142
Wachovia Bank Commercial Mortgage Trust FRB Ser. 05-C21,
Class D, 5.468%, 10/15/44 W	56,000	55,745
Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class C,
4.427%, 7/15/46 W	45,000	43,256
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 12-LC5,
Class XA, IO, 1.956%, 10/15/45 W	459,658	32,306
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646%, 3/15/47 W	13,000	13,544
FRB Ser. 13-C15, Class C, 4.631%, 8/15/46 W	38,000	38,435
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	48,000	50,534
FRB Ser. 14-C22, Class XA, IO, 1.062%, 9/15/57 W	2,520,611	108,790
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.813%, 3/15/44 W	47,000	45,911
FRB Ser. 11-C5, Class XA, IO, 1.922%, 11/15/44 W	1,018,182	54,503
FRB Ser. 12-C10, Class XA, IO, 1.73%, 12/15/45 W	875,096	55,254
FRB Ser. 13-C12, Class XA, IO, 1.451%, 3/15/48 W	133,353	6,787
		2,629,045
Residential mortgage-backed securities (non-agency) (1.1%)
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.431%, 5/25/35 W	86,891	89,064
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, 1 Month US LIBOR + 0.94%,
1.941%, 6/25/46	254,229	223,251
FRB Ser. 07-OH1, Class A1D, 1 Month US LIBOR + 0.21%,
1.539%, 4/25/47	36,298	30,981
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
1 Month US LIBOR + 5.90%, 7.229%, 10/25/28	260,800	302,076
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
1 Month US LIBOR + 5.70%, 7.029%, 4/25/28	199,949	224,948
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
1 Month US LIBOR + 5.55%, 6.879%, 4/25/28	201,520	222,216
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
1 Month US LIBOR + 5.00%, 6.329%, 7/25/25	27,443	29,911
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
1 Month US LIBOR + 4.30%, 5.629%, 2/25/25	54,701	59,000
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
1 Month US LIBOR + 4.25%, 5.579%, 4/25/29	10,000	11,174
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
1 Month US LIBOR + 4.00%, 5.329%, 5/25/25	24,344	26,403
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
1 Month US LIBOR + 2.60%, 3.928%, 5/25/24	100,000	105,177
GSAA Trust FRB Ser. 07-6, Class 1A1, 1 Month US LIBOR + 0.12%,
1.449%, 5/25/47	37,290	30,366
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
2.977%, 2/25/35 W	31,932	32,301
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	80,000	66,000

58 Dynamic Risk Allocation Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, 1 Month US LIBOR + 0.85%, 2.179%, 5/25/47	$71,111	$64,323
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, 1 Month US LIBOR + 0.16%, 1.489%, 4/25/36	54,209	53,596
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 3.286%, 9/25/35 W	36,887	37,001
FRB Ser. 05-AR12, Class 1A8, 3.206%, 10/25/35 W	141,870	141,870
FRB Ser. 05-AR19, Class A1B3, 1 Month US LIBOR + 0.35%,
1.679%, 12/25/45	46,356	43,687
		1,793,345
Total mortgage-backed securities (cost $4,981,250)		$4,906,701

FOREIGN GOVERNMENT AND AGENCY	Principal amount/
BONDS AND NOTES (0.6%)*	units	Value
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)	$150,000	$163,950
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)	160,000	169,713
Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)	600,000	667,500
Total foreign government and agency bonds and notes (cost $928,516)		$1,001,163

INVESTMENT COMPANIES (0.6%)*	Shares	Value
Altaba, Inc.	2,833	$198,480
iShares MSCI India ETF (India)	20,550	714,729
Total investment companies (cost $726,641)		$913,209

	Principal
SENIOR LOANS (0.4%)*[c]	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.75%, 5.75%, 11/9/24	$80,000	$78,850
Brand Industrial Services, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 4.25%, 5.615%, 6/21/24	74,813	75,083
California Resources Corp. bank term loan FRN BBA LIBOR USD
3 Month + 4.75%, 6.016%, 11/17/22	50,000	49,703
CPG International, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.75%, 5.083%, 5/5/24	9,778	9,833
Forterra Finance, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.00%, 4.35%, 10/25/23	29,962	27,022
FTS International, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.75%, 6.10%, 4/16/21	65,000	63,294
Getty Images, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 4.833%, 10/18/19	28,531	24,822
Navistar, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.50%, 4.75%, 11/6/24	105,000	105,131
Neiman Marcus Group, Ltd., Inc. bank term loan FRN BBA LIBOR
USD 3 Month + 3.25%, 4.492%, 10/25/20	72,188	58,602
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.75%, 5.083%, 6/30/21	54,717	54,794

Dynamic Risk Allocation Fund 59

	Principal
SENIOR LOANS (0.4%)*c cont.	amount	Value
Revlon Consumer Products Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.85%, 9/7/23	$74,350	$55,391
VICI Properties 1, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.50%, 4.75%, 10/15/22	53,781	53,759
Total senior loans (cost $684,220)		$656,284

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.4%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
SPDR S&P 500 ETF Trust (Put)	Oct-18/$225.00	$7,242,723		$27,330	$124,556
USD/CNH (Put)	Dec-17/CNH 6.50	2,378,400		2,378,400	14
Barclays Bank PLC
GBP/USD (Call)	Feb-18/$1.40	3,964,425	GBP	2,931,400	17,824
	May-18/MXN
USD/MXN (Call)	21.50	2,932,600		$2,932,600	26,587
Citibank, N.A.
SPDR S&P 500 ETF Trust (Put)	Aug-18/$215.00	7,350,052		27,735	69,650
SPDR S&P 500 ETF Trust (Put)	Jul-18/215.00	6,958,898		26,259	57,579
SPDR S&P 500 ETF Trust (Put)	Jun-18/210.00	7,158,980		27,014	38,900
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Put)	Nov-18/225.00	7,267,104		27,422	135,375
SPDR S&P 500 ETF Trust (Put)	Sep-18/215.00	7,126,914		26,893	84,956
USD/JPY (Put)	Jan-18/JPY 107.00	4,795,100		4,795,100	4,004
Total purchased options outstanding (cost $1,023,384)					$559,445

	Principal
ASSET-BACKED SECURITIES (0.3%)*	amount	Value
Loan Depot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, 1 Month US LIBOR + 0.80%, zero %, 11/25/50	$121,000	$121,000
Station Place Securitization Trust 144A
FRB Ser. 17-1, Class A, 1 Month US LIBOR + 0.90%,
2.229%, 2/25/49	81,000	81,000
FRB Ser. 17-6, Class A, 1 Month US LIBOR + 0.70%,
2.028%, 11/24/18	221,000	221,000
Total asset-backed securities (cost $423,000)		$423,000

	Expiration	Strike
WARRANTS (0.1%)* †	date	price	Warrants	Value
China State Construction Engineering Corp., Ltd.
144A (China)	1/22/18	$0.00	69,900	$102,037
Halcon Resources Corp.	9/9/20	14.04	844	481
Total warrants (cost $95,671)				$102,518

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	1,550	$43,085
Nine Point Energy 6.75% cv. pfd.	11	11,386
Total convertible preferred stocks (cost $45,286)		$54,471

60 Dynamic Risk Allocation Fund

	Principal amount/
SHORT-TERM INVESTMENTS (21.4%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.31% [d]	Shares	213,560	$213,560
Putnam Short Term Investment Fund 1.23% L	Shares	26,116,683	26,116,683
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.99% P	Shares	101,000	101,000
U.S. Treasury Bills 0.992%, 12/14/17 #		$67,001	66,978
U.S. Treasury Bills 1.042%, 12/7/17 # §		1,766,000	1,765,718
U.S. Treasury Bills 1.059%, 1/18/18 # ∆ §		4,617,999	4,611,120
U.S. Treasury Bills 1.063%, 2/1/18 §		121,000	120,765
U.S. Treasury Bills 1.067%, 2/8/18 # §		393,000	392,109
U.S. Treasury Bills 1.081%, 2/15/18 §		462,999	461,837
Total short-term investments (cost $33,850,470)			$33,849,770

TOTAL INVESTMENTS
Total investments (cost $172,582,216)			$186,808,180

Key to holding’s currency abbreviations

CNH	Chinese Yuan (Offshore)
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
PJSC	Public Joint Stock Company
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Dynamic Risk Allocation Fund 61

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2017 through November 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $157,864,142.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $675,515 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $686,898 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,612,321 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $17,233,902 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

62 Dynamic Risk Allocation Fund

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	79.5%	Canada	1.0%
United Kingdom	3.3	Australia	0.9
Japan	2.4	Brazil	0.6
Germany	1.8	Taiwan	0.5
Switzerland	1.7	Spain	0.5
China	1.6	Other	3.8
France	1.3	Total	100.0%
South Korea	1.0

FORWARD CURRENCY CONTRACTS at 11/30/17 (aggregate face value $44,823,752) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N. A.
	Australian Dollar	Sell	1/17/18	$62,313	$59,240	$(3,073)
	British Pound	Sell	12/20/17	29,095	17,205	(11,890)
	Euro	Buy	12/20/17	18,468	12,228	6,240
	Hong Kong Dollar	Sell	2/22/18	429,031	430,058	1,027
	Norwegian Krone	Buy	12/20/17	522,999	554,045	(31,046)
	Russian Ruble	Buy	12/20/17	959,796	953,447	6,349
	Russian Ruble	Sell	12/20/17	959,796	953,134	(6,662)
Barclays Bank PLC
	Australian Dollar	Buy	1/17/18	392,706	407,628	(14,922)
	British Pound	Sell	12/20/17	498,531	483,090	(15,441)
	Euro	Buy	12/20/17	417,510	403,216	14,294
	Japanese Yen	Sell	2/22/18	25,455	19,474	(5,981)
	Swedish Krona	Sell	12/20/17	241,202	241,394	192
	Swiss Franc	Sell	12/20/17	246,231	242,331	(3,900)
Citibank, N.A.
	Australian Dollar	Buy	1/17/18	238,285	240,516	(2,231)
	Brazilian Real	Buy	1/3/18	110,778	117,913	(7,135)
	Brazilian Real	Buy	4/3/18	469,519	470,936	(1,417)
	British Pound	Sell	12/20/17	44,792	38,261	(6,531)
	Danish Krone	Buy	12/20/17	243,975	238,934	5,041
	Euro	Buy	12/20/17	1,060,455	1,061,504	(1,049)
	Japanese Yen	Buy	2/22/18	248,714	248,476	238
	New Zealand Dollar	Sell	1/17/18	472,549	477,381	4,832
	Norwegian Krone	Buy	12/20/17	255,493	273,529	(18,036)
	Russian Ruble	Buy	12/20/17	478,186	474,225	3,961
	Russian Ruble	Sell	12/20/17	478,187	474,162	(4,025)
	Swedish Krona	Sell	12/20/17	9,629	16,805	7,176

Dynamic Risk Allocation Fund 63

FORWARD CURRENCY CONTRACTS at 11/30/17 (aggregate face value $44,823,752) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International
	Australian Dollar	Buy	1/17/18	$238,588	$243,222	$(4,634)
	Canadian Dollar	Buy	1/17/18	506,130	522,682	(16,552)
	Euro	Buy	12/20/17	237,232	239,823	(2,591)
	Euro	Sell	12/20/17	237,232	237,583	351
	Japanese Yen	Buy	2/22/18	6,142	9,026	(2,884)
	Swedish Krona	Sell	12/20/17	229,528	236,629	7,101
Goldman Sachs International
	Australian Dollar	Buy	1/17/18	2,268	816	1,452
	Brazilian Real	Sell	1/3/18	123,019	114,586	(8,433)
	Brazilian Real	Buy	4/3/18	469,519	469,726	(207)
	British Pound	Sell	12/20/17	243,582	239,569	(4,013)
	Chinese Yuan	Buy	2/22/18	571	571	—
	Euro	Buy	12/20/17	724,923	721,692	3,231
	Euro	Sell	12/20/17	724,923	719,539	(5,384)
	Hungarian Forint	Buy	12/20/17	238,752	241,252	(2,500)
	Hungarian Forint	Sell	12/20/17	238,752	241,770	3,018
	Japanese Yen	Sell	2/22/18	271,964	263,519	(8,445)
	New Zealand Dollar	Sell	1/17/18	710,258	719,911	9,653
	Norwegian Krone	Buy	12/20/17	593,163	624,760	(31,597)
	South African Rand	Sell	1/17/18	237,077	223,066	(14,011)
	Swedish Krona	Sell	12/20/17	332,576	340,956	8,380
	Turkish Lira	Buy	12/20/17	928,590	1,025,403	(96,813)
	Turkish Lira	Sell	12/20/17	928,590	989,528	60,938
HSBC Bank USA, National Association
	British Pound	Sell	12/20/17	57,513	55,372	(2,141)
	Canadian Dollar	Sell	1/17/18	237,590	238,984	1,394
	Euro	Buy	12/20/17	133,332	121,642	11,690
	Japanese Yen	Sell	2/22/18	230,741	227,584	(3,157)
	Mexican Peso	Buy	1/17/18	22,455	16,633	5,822
	New Zealand Dollar	Buy	1/17/18	240,988	244,618	(3,630)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/17/18	9,302	2,643	6,659
	British Pound	Sell	12/20/17	369,568	370,917	1,349
	Canadian Dollar	Buy	1/17/18	450,902	465,535	(14,633)
	Euro	Buy	12/20/17	6,963,382	6,977,799	(14,417)
	Japanese Yen	Buy	2/22/18	4,340,722	4,281,239	59,483
	New Zealand Dollar	Sell	1/17/18	262,436	256,340	(6,096)
	Norwegian Krone	Buy	12/20/17	208,035	232,262	(24,227)
	Singapore Dollar	Sell	2/22/18	75,247	74,686	(561)
	Swedish Krona	Sell	12/20/17	581,708	591,433	9,725
	Swiss Franc	Sell	12/20/17	661,129	668,528	7,399

64 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 11/30/17 (aggregate face value $44,823,752) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/17/18	$674,323	$701,019	$(26,696)
	Canadian Dollar	Buy	1/17/18	8,687	4,568	4,119
	Euro	Buy	12/20/17	721,229	717,728	3,501
	Euro	Sell	12/20/17	721,229	719,501	(1,728)
	Japanese Yen	Sell	2/22/18	262,720	259,098	(3,622)
	New Zealand Dollar	Sell	1/17/18	237,572	237,986	414
	Norwegian Krone	Buy	12/20/17	241,049	250,808	(9,759)
	Norwegian Krone	Sell	12/20/17	241,049	244,753	3,704
	Swedish Krona	Sell	12/20/17	715,066	728,711	13,645
	Turkish Lira	Buy	12/20/17	673,863	746,947	(73,084)
	Turkish Lira	Sell	12/20/17	673,863	728,092	54,229
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/17/18	345,139	356,610	(11,471)
	British Pound	Sell	12/20/17	239,116	240,314	1,198
	Canadian Dollar	Buy	1/17/18	240,926	244,284	(3,358)
	Euro	Buy	12/20/17	381,526	381,697	(171)
	Israeli Shekel	Buy	1/17/18	7,508	7,445	63
	Japanese Yen	Buy	2/22/18	246,502	245,121	1,381
	Japanese Yen	Sell	2/22/18	246,534	244,018	(2,516)
	New Zealand Dollar	Sell	1/17/18	532,045	520,978	(11,067)
	Norwegian Krone	Buy	12/20/17	323,996	361,217	(37,221)
	Swedish Krona	Sell	12/20/17	156,383	153,847	(2,536)
	Turkish Lira	Sell	12/20/17	736	727	(9)
UBS AG
	Australian Dollar	Buy	1/17/18	714,780	724,704	(9,924)
	Canadian Dollar	Buy	1/17/18	37,310	38,527	(1,217)
	Euro	Buy	12/20/17	552,152	533,822	18,330
	Japanese Yen	Sell	2/22/18	227,328	217,223	(10,105)
	New Zealand Dollar	Sell	1/17/18	237,982	239,007	1,025
	Norwegian Krone	Buy	12/20/17	477,034	498,257	(21,223)
	Swedish Krona	Sell	12/20/17	239,193	243,231	4,038
WestPac Banking Corp.
	Australian Dollar	Buy	1/17/18	245,393	248,909	(3,516)
	Canadian Dollar	Buy	1/17/18	240,770	248,638	(7,868)
	Euro	Buy	12/20/17	240,211	240,588	(377)
	Euro	Sell	12/20/17	240,211	237,567	(2,644)
	Japanese Yen	Sell	2/22/18	868,292	856,370	(11,922)
	New Zealand Dollar	Sell	1/17/18	239,144	240,464	1,320
Unrealized appreciation						353,962
Unrealized depreciation						(652,299)
Total						$(298,337)

* The exchange currency for all contracts listed is the United States Dollar.

Dynamic Risk Allocation Fund 65

FUTURES CONTRACTS OUTSTANDING at 11/30/17 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-Bobl 5 yr (Long)	33	$5,165,483	$5,165,480	Dec-17	$1,771
Euro-Bund 10 yr (Long)	34	6,585,034	6,585,031	Dec-17	28,419
Euro-Buxl 30 yr (Long)	18	3,580,891	3,580,889	Dec-17	43,915
Euro-Schatz 2 yr (Long)	21	2,804,217	2,804,216	Dec-17	562
Japanese Government Bond
10 yr (Long)	14	18,774,890	18,774,890	Dec-17	(11,427)
Russell 2000 Index E-Mini (Long)	34	2,625,039	2,627,180	Dec-17	248,472
S&P 500 Index E-Mini (Long)	41	5,427,539	5,428,195	Dec-17	135,187
S&P 500 Index E-Mini (Short)	52	6,883,708	6,884,540	Dec-17	(421,545)
Tokyo Price Index (Long)	19	3,025,414	3,033,720	Dec-17	383,739
U.K. Gilt 10 yr (Long)	31	5,181,856	5,181,857	Mar-18	(26,899)
U.S. Treasury Bond 30 yr (Long)	6	910,313	910,313	Mar-18	(9,996)
U.S. Treasury Bond Ultra 30 yr (Long)	13	2,143,375	2,143,375	Mar-18	(31,917)
U.S. Treasury Note 2 yr (Long)	25	5,360,156	5,360,156	Mar-18	(5,519)
U.S. Treasury Note 5 yr (Long)	47	5,468,156	5,468,156	Mar-18	(21,015)
U.S. Treasury Note 10 yr (Long)	49	6,078,297	6,078,297	Mar-18	(39,910)
U.S. Treasury Note 10 yr (Short)	116	14,389,438	14,389,438	Mar-18	93,113
Unrealized appreciation					935,178
Unrealized depreciation					(568,228)
Total					$366,950

WRITTEN OPTIONS OUTSTANDING at 11/30/17 (premiums $51,572) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
SPDR S&P 500 ETF Trust (Call)	Dec-17/$264.50	$8,703,193	$32,841	$63,058
USD/CNH (Put)	Dec-17/CNH 6.40	2,378,400	2,378,400	2
Barclays Bank PLC
USD/MXN (Call)	May-18/MXN 22.00	2,932,600	2,932,600	20,033
Deutsche Bank AG
SPDR S&P 500 ETF Trust (Call)	May-18/$22.00	8,708,494	32,861	45,795
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Call)	May-18/22.00	8,694,978	32,810	29,298
USD/JPY (Put)	Jan-18/JPY 103.00	4,795,100	4,795,100	364
Total				$158,550

TBA SALE COMMITMENTS OUTSTANDING at 11/30/17 (proceeds receivable $11,329,297) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 6.00%, 12/1/47	$1,000,000	12/13/17	$1,119,766
Federal National Mortgage Association, 4.00%, 12/1/47	3,000,000	12/13/17	3,134,531
Federal National Mortgage Association, 3.00%, 12/1/47	3,000,000	12/13/17	2,992,500
Federal National Mortgage Association, 2.50%, 12/1/47	1,000,000	12/13/17	962,031
Government National Mortgage Association, 3.50%, 12/1/47	3,000,000	12/20/17	3,102,891
Total			$11,311,719

66 Dynamic Risk Allocation Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/17 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$4,039,900	$15,683 E	$(165)	12/20/19	1.80%—	3 month USD-	$15,518
				Semiannually	LIBOR-BBA—
					Quarterly
1,094,900	4,250 E	224	12/20/19	3 month USD-	1.80%—	(4,026)
				LIBOR-BBA—	Semiannually
				Quarterly
4,415,400	33,690 E	2,254	12/20/22	2.05%—	3 month USD-	35,943
				Semiannually	LIBOR-BBA—
					Quarterly
10,032,100	76,545 E	(2,008)	12/20/22	3 month USD-	2.05%—	(78,553)
				LIBOR-BBA—	Semiannually
				Quarterly
8,563,400	126,225 E	(41,599)	12/20/27	2.25%—	3 month USD-	84,626
				Semiannually	LIBOR-BBA—
					Quarterly
44,092,100	649,918 E	225,697	12/20/27	3 month USD-	2.25%—	(424,218)
				LIBOR-BBA—	Semiannually
				Quarterly
721,100	15,755 E	(7,484)	12/20/47	2.50%—	3 month USD-	8,271
				Semiannually	LIBOR-BBA—
					Quarterly
1,619,400	35,381 E	17,413	12/20/47	3 month USD-	2.50%—	(17,968)
				LIBOR-BBA—	Semiannually
				Quarterly
280,000	2,636	(2)	10/2/27	2.2935%—	3 month USD-	2,204
				Semiannually	LIBOR-BBA—
					Quarterly
59,700	627	—	10/17/27	3 month USD-	2.2825%—	(562)
				LIBOR-BBA—	Semiannually
				Quarterly
91,300	659	(1)	11/7/27	3 month USD-	2.32216%—	(603)
				LIBOR-BBA—	Semiannually
				Quarterly
91,300	579	(1)	11/7/27	3 month USD-	2.33194%—	(522)
				LIBOR-BBA—	Semiannually
				Quarterly
91,300	687	(1)	11/7/27	3 month USD-	2.31874%—	(631)
				LIBOR-BBA—	Semiannually
				Quarterly
57,300	111	—	11/14/27	2.382%—	3 month USD-	84
				Semiannually	LIBOR-BBA—
					Quarterly
57,300	108	—	11/14/27	2.3825%—	3 month USD-	81
				Semiannually	LIBOR-BBA—
					Quarterly
60,300	164	—	11/15/27	2.37329%—	3 month USD-	138
				Semiannually	LIBOR-BBA—
					Quarterly

Dynamic Risk Allocation Fund 67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/17 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$35,000	$84	$—	11/15/27	2.3767%—	3 month USD-	$69
				Semiannually	LIBOR-BBA—
					Quarterly
35,000	94	—	11/15/27	2.37356%—	3 month USD-	79
				Semiannually	LIBOR-BBA—
					Quarterly
39,000	203	—	11/20/27	3 month USD-	2.3467%—	(192)
				LIBOR-BBA—	Semiannually
				Quarterly
39,000	220	—	11/20/27	3 month USD-	2.3419%—	(209)
				LIBOR-BBA—	Semiannually
				Quarterly
39,000	212	—	11/20/27	3 month USD-	2.34426%—	(201)
				LIBOR-BBA—	Semiannually
				Quarterly
16,000	102	—	11/28/27	3 month USD-	2.33462%—	(101)
				LIBOR-BBA—	Semiannually
				Quarterly
16,000	101	—	11/28/27	3 month USD-	2.3355%—	(99)
				LIBOR-BBA—	Semiannually
				Quarterly
34,000	278	—	11/30/27	3 month USD-	2.31533%—	(278)
				LIBOR-BBA—	Semiannually
				Quarterly
34,000	279	—	11/30/27	3 month USD-	2.31501%—	(279)
				LIBOR-BBA—	Semiannually
				Quarterly
34,000	282	—	11/30/27	3 month USD-	2.31412%—	(282)
				LIBOR-BBA—	Semiannually
				Quarterly
47,000	18	—	12/4/27	2.40837%—	3 month USD-	(19)
				Semiannually	LIBOR-BBA—
					Quarterly
Total		$194,327				$(381,730)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/17 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$2,100,000	$55,877	$—	5/6/26	(1.88%)—At	USA Non Revised	$55,877
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
2,000,000	74,380	—	7/8/26	(1.76)—At maturity	USA Non Revised	74,380
					Consumer Price
					Index-Urban
					(CPI-U)—At maturity

68 Dynamic Risk Allocation Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/17 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A. cont.
$6,500,000	$67,899	$—	6/14/27	(2.05%)—At	USA Non Revised	$67,899
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
24,214,990	25,036,121	—	11/16/18	3 month USD-	Russell 1000 Total	(808,174)
				LIBOR-BBA minus	Return Index—
				0.07%—Quarterly	Quarterly
24,218,788	25,080,781	—	11/16/18	(3 month USD-	A basket (MLFCF12)	873,509
				LIBOR-BBA plus	of common
				0.10%)—Quarterly	stocks*—Quarterly
Barclays Bank PLC
366,297	364,198	—	1/12/41	4.00% (1 month	Synthetic TRS	1,205
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
12,158	11,986	—	1/12/43	3.50% (1 month	Synthetic TRS	(73)
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
					Monthly
Citibank, N.A.
5,470,060	5,567,221	—	11/27/18	3 month USD-	Russell 1000 Total	(96,605)
				LIBOR-BBA plus	Return Index—
				0.35%—Quarterly	Quarterly
6,428,974	6,573,715	—	11/27/18	(3 month USD-	A basket	146,596
				LIBOR-BBA plus	(CGPUTQL2) of
				0.37%)—Quarterly	common stocks *—
					Quarterly
Credit Suisse International
31,888	31,533	—	1/12/45	3.50% (1 month	Synthetic TRS	(96)
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
					Monthly
JPMorgan Securities LLC
366,297	364,198	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(1,205)
				USD-LIBOR—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
Upfront premium received		—		Unrealized appreciation		1,219,466
Upfront premium (paid)		—		Unrealized depreciation		(906,153)
Total		$—		Total		$313,313

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF12) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Microsoft Corp.	Information Technology	11,762	$990,011	3.95%
Alphabet, Inc. Class A	Information Technology	939	973,348	3.88%

Dynamic Risk Allocation Fund 69

A BASKET (MLFCF12) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	7,229	$755,545	3.01%
Apple, Inc.	Information Technology	3,848	661,197	2.64%
UnitedHealth Group, Inc.	Health Care	2,611	595,755	2.38%
Citigroup, Inc.	Financials	7,789	588,096	2.34%
Verizon Communications, Inc.	Telecommunication	11,241	572,040	2.28%
	Services
Exxon Mobil Corp.	Energy	5,512	459,111	1.83%
Johnson & Johnson	Health Care	3,082	429,453	1.71%
Boeing Co. (The)	Industrials	1,493	413,295	1.65%
Home Depot, Inc. (The)	Consumer Discretionary	2,257	405,843	1.62%
Lowe’s Cos., Inc.	Consumer Discretionary	4,259	355,086	1.42%
PepsiCo, Inc.	Consumer Staples	2,953	344,121	1.37%
Texas Instruments, Inc.	Information Technology	3,487	339,224	1.35%
Union Pacific Corp.	Industrials	2,603	329,312	1.31%
Chevron Corp.	Energy	2,632	313,132	1.25%
NXP Semiconductor NV	Information Technology	2,604	295,322	1.18%
Valero Energy Corp.	Energy	3,109	266,202	1.06%
Anthem, Inc.	Health Care	1,071	251,719	1.00%
McDonald’s Corp.	Consumer Discretionary	1,452	249,759	1.00%
IBM Corp.	Information Technology	1,485	228,717	0.91%
Facebook, Inc. Class A	Information Technology	1,240	219,653	0.88%
Northrop Grumman Corp.	Industrials	713	219,243	0.87%
Entergy Corp.	Utilities	2,504	216,552	0.86%
HP, Inc.	Information Technology	9,964	213,720	0.85%
Tyson Foods, Inc. Class A	Consumer Staples	2,594	213,320	0.85%
Merck & Co., Inc.	Health Care	3,783	209,108	0.83%
Cigna Corp.	Health Care	975	206,388	0.82%
Eli Lilly & Co.	Health Care	2,424	205,150	0.82%
McKesson Corp.	Health Care	1,365	201,667	0.80%
Celgene Corp.	Health Care	1,995	201,191	0.80%
L3 Technologies, Inc.	Industrials	1,011	200,774	0.80%
Ralph Lauren Corp.	Consumer Discretionary	2,109	200,657	0.80%
Southwest Airlines Co.	Industrials	3,290	199,615	0.80%
Humana, Inc.	Health Care	743	193,708	0.77%
Electronic Arts, Inc.	Information Technology	1,775	188,741	0.75%
Walgreens Boots Alliance, Inc.	Consumer Staples	2,570	187,004	0.75%
Kimberly-Clark Corp.	Consumer Staples	1,544	184,861	0.74%
Prudential Financial, Inc.	Financials	1,542	178,624	0.71%
Procter & Gamble Co. (The)	Consumer Staples	1,943	174,836	0.70%
Intuit, Inc.	Information Technology	1,071	168,405	0.67%
Cummins, Inc.	Industrials	983	164,590	0.66%
Williams Cos., Inc. (The)	Energy	5,633	163,637	0.65%
Sherwin-Williams Co. (The)	Materials	401	160,142	0.64%
Walt Disney Co. (The)	Consumer Discretionary	1,485	155,615	0.62%
Allstate Corp. (The)	Financials	1,515	155,533	0.62%

70 Dynamic Risk Allocation Fund

A BASKET (MLFCF12) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
AbbVie, Inc.	Health Care	1,604	$155,473	0.62%
E*Trade Financial Corp.	Financials	3,226	155,299	0.62%
Marathon Petroleum Corp.	Energy	2,466	154,438	0.62%
Sysco Corp.	Consumer Staples	2,607	150,496	0.60%

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Johnson & Johnson	Health Care	1,451	$202,219	3.08%
JPMorgan Chase & Co.	Financials	1,724	180,197	2.74%
Pfizer, Inc.	Health Care	4,257	154,348	2.35%
McDonald’s Corp.	Consumer Discretionary	838	144,082	2.19%
Apple, Inc.	Information Technology	805	138,418	2.11%
UnitedHealth Group, Inc.	Health Care	604	137,726	2.10%
Texas Instruments, Inc.	Information Technology	1,393	135,514	2.06%
Applied Materials, Inc.	Information Technology	2,448	129,200	1.97%
Raytheon Co.	Industrials	641	122,511	1.86%
Intuit, Inc.	Information Technology	778	122,261	1.86%
Altria Group, Inc.	Consumer Staples	1,785	121,092	1.84%
PNC Financial Services Group, Inc.	Financials	856	120,346	1.83%
(The)
Danaher Corp.	Health Care	1,234	116,438	1.77%
Honeywell International, Inc.	Industrials	739	115,271	1.75%
Northrop Grumman Corp.	Industrials	370	113,678	1.73%
Norfolk Southern Corp.	Industrials	811	112,494	1.71%
Humana, Inc.	Health Care	431	112,325	1.71%
Exxon Mobil Corp.	Energy	1,321	110,011	1.67%
eBay, Inc.	Information Technology	2,970	102,960	1.57%
Zoetis, Inc.	Health Care	1,363	98,543	1.50%
Walt Disney Co. (The)	Consumer Discretionary	918	96,243	1.46%
Sherwin-Williams Co. (The)	Materials	239	95,514	1.45%
Kimberly-Clark Corp.	Consumer Staples	793	94,921	1.44%
Automatic Data Processing, Inc.	Information Technology	823	94,183	1.43%
TJX Cos., Inc. (The)	Consumer Discretionary	1,204	90,974	1.38%
Lowe’s Cos., Inc.	Consumer Discretionary	1,085	90,475	1.38%
CBS Corp. Class B (non-voting shares)	Consumer Discretionary	1,511	84,680	1.29%
Allstate Corp. (The)	Financials	805	82,596	1.26%
Aflac, Inc.	Financials	869	76,182	1.16%
Alphabet, Inc. Class A	Information Technology	72	75,009	1.14%
Juniper Networks, Inc.	Information Technology	2,610	72,445	1.10%
CME Group, Inc.	Financials	480	71,816	1.09%
Ross Stores, Inc.	Consumer Discretionary	926	70,379	1.07%
Berkshire Hathaway, Inc. Class B	Financials	355	68,574	1.04%
CVS Health Corp.	Consumer Staples	893	68,416	1.04%
F5 Networks, Inc.	Information Technology	507	68,061	1.04%

Dynamic Risk Allocation Fund 71

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Verizon Communications, Inc.	Telecommunication	1,334	$67,904	1.03%
	Services
General Dynamics Corp.	Industrials	323	66,915	1.02%
Fidelity National Information	Information Technology	682	64,330	0.98%
Services, Inc.
Marathon Petroleum Corp.	Energy	1,002	62,765	0.95%
Adobe Systems, Inc.	Information Technology	336	61,064	0.93%
Sysco Corp.	Consumer Staples	992	57,248	0.87%
Microsoft Corp.	Information Technology	677	56,973	0.87%
Kinder Morgan, Inc.	Energy	3,296	56,784	0.86%
Great Plains Energy, Inc.	Utilities	1,625	55,771	0.85%
Harris Corp.	Information Technology	377	54,431	0.83%
NetApp, Inc.	Information Technology	954	53,918	0.82%
Equity Residential Trust	Real Estate	791	52,875	0.80%
Edison International	Utilities	639	51,919	0.79%
Waste Management, Inc.	Industrials	629	51,719	0.79%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/17 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$2,600,000	$310,424	$—	1/9/23	(2.76%)—At	USA Non Revised	$(310,424)
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
13,000,000	1,196,598	—	8/7/22	(2.515%)—At	USA Non Revised	(1,196,598)
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
1,600,000	150,307	—	8/8/22	(2.5325%)—At	USA Non Revised	(150,307)
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
700,000	68,139	—	9/10/22	(2.5925%)—At	USA Non Revised	(68,139)
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
3,300,000	399,214	—	2/8/23	(2.81%)—At	USA Non Revised	(399,214)
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
6,900,000	612,658	—	7/19/23	(2.57%)—At	USA Non Revised	(612,658)
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
1,400,000	9,185	—	8/7/25	(1.92%)—At	USA Non Revised	9,185
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity

72 Dynamic Risk Allocation Fund

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/17 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$1,500,000	$42,564	$—	4/7/26	(1.858%)—At	USA Non Revised	$42,564
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
4,800,000	84,398	—	12/5/26	(2.308%)—At	USA Non Revised	(84,398)
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
3,600,000	13,709	—	5/5/27	(2.17%)—At	USA Non Revised	(13,709)
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
1,200,000	11,018	—	8/7/27	(2.085%)—At	USA Non Revised	11,018
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
3,500,000	14,578	(38)	11/7/27	(2.1438%)—At	USA Non Revised	14,540
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
Total		$(38)				$(2,758,140)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 11/30/17 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Barclays Bank PLC
EM Series 28	BBB–/P	$18,550	$500,000	$18,725	12/20/22	100 bp—	$200
Index						Quarterly
EM Series 28	BBB–/P	428,400	10,200,000	381,990	12/20/22	100 bp—	66,527
Index						Quarterly
Credit Suisse International
CMBX NA A.6	A/P	997	20,000	1,016	5/11/63	200 bp—	(17)
Index						Monthly
CMBX NA A.6	A/P	12,383	244,000	12,395	5/11/63	200 bp—	69
Index						Monthly
CMBX NA A.7	A-/P	943	24,000	816	1/17/47	200 bp—	135
Index						Monthly
CMBX NA A.7	A-/P	1,040	25,000	850	1/17/47	200 bp—	198
Index						Monthly
CMBX NA A.7	A-/P	1,288	35,000	1,190	1/17/47	200 bp—	110
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,279	18,000	2,858	5/11/63	300 bp—	(570)
Index						Monthly

Dynamic Risk Allocation Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 11/30/17 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BBB–.6	BBB–/P	$2,090	$18,000	$2,858	5/11/63	300 bp—	$(760)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,431	23,000	3,652	5/11/63	300 bp—	(1,210)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	781	15,000	762	5/11/63	200 bp—	24
Index						Monthly
CMBX NA A.6	A/P	759	15,000	762	5/11/63	200 bp—	2
Index						Monthly
CMBX NA A.6	A/P	759	15,000	762	5/11/63	200 bp—	2
Index						Monthly
CMBX NA A.6	A/P	1,248	19,000	965	5/11/63	200 bp—	289
Index						Monthly
CMBX NA A.6	A/P	1,133	22,000	1,118	5/11/63	200 bp—	18
Index						Monthly
CMBX NA A.6	A/P	1,186	24,000	1,219	5/11/63	200 bp—	(26)
Index						Monthly
CMBX NA A.6	A/P	1,988	31,000	1,575	5/11/63	200 bp—	424
Index						Monthly
CMBX NA A.6	A/P	1,083	35,000	1,778	5/11/63	200 bp—	(684)
Index						Monthly
CMBX NA A.6	A/P	1,820	58,000	2,946	5/11/63	200 bp—	(1,107)
Index						Monthly
CMBX NA A.6	A/P	3,736	62,000	3,150	5/11/63	200 bp—	607
Index						Monthly
CMBX NA A.6	A/P	3,359	66,000	3,353	5/11/63	200 bp—	28
Index						Monthly
CMBX NA BBB–.6	BBB–/P	52	1,000	159	5/11/63	300 bp—	(106)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	317	4,000	635	5/11/63	300 bp—	(317)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,056	9,000	1,429	5/11/63	300 bp—	(369)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	613	9,000	1,429	5/11/63	300 bp—	(812)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,303	12,000	1,906	5/11/63	300 bp—	(596)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,298	12,000	1,906	5/11/63	300 bp—	(601)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,266	15,000	2,382	5/11/63	300 bp—	(1,109)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,941	23,000	3,652	5/11/63	300 bp—	(1,700)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,261	35,000	5,558	5/11/63	300 bp—	(1,279)
Index						Monthly

74 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 11/30/17 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$8,253	$88,000	$13,974	5/11/63	300 bp—	$(5,677)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,194	109,000	17,309	5/11/63	300 bp—	(9,061)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.6	A/P	717	14,000	711	5/11/63	200 bp—	11
Index						Monthly
CMBX NA A.6	A/P	1,114	22,000	1,118	5/11/63	200 bp—	(4)
Index						Monthly
CMBX NA A.6	A/P	1,155	35,000	1,778	5/11/63	200 bp—	(611)
Index						Monthly
CMBX NA A.6	A/P	1,205	42,000	2,134	5/11/63	200 bp—	(915)
Index						Monthly
CMBX NA A.6	A/P	1,613	49,000	2,489	5/11/63	200 bp—	(860)
Index						Monthly
CMBX NA A.6	A/P	3,218	52,000	2,642	5/11/63	200 bp—	594
Index						Monthly
CMBX NA A.6	A/P	3,354	57,000	2,896	5/11/63	200 bp—	478
Index						Monthly
CMBX NA A.6	A/P	1,900	58,000	2,946	5/11/63	200 bp—	(1,027)
Index						Monthly
CMBX NA A.6	A/P	1,773	63,000	3,200	5/11/63	200 bp—	(1,406)
Index						Monthly
CMBX NA A.6	A/P	3,188	72,000	3,658	5/11/63	200 bp—	(445)
Index						Monthly
CMBX NA A.6	A/P	14,343	238,000	12,090	5/11/63	200 bp—	2,331
Index						Monthly
CMBX NA A.6	A/P	21,200	701,000	35,611	5/11/63	200 bp—	(14,175)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	794	7,000	1,112	5/11/63	300 bp—	(314)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,125	9,000	1,429	5/11/63	300 bp—	(300)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,759	10,000	1,588	5/11/63	300 bp—	176
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,008	18,000	2,858	5/11/63	300 bp—	(841)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,001	36,000	5,717	5/11/63	300 bp—	(1,698)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,812	45,000	7,146	5/11/63	300 bp—	(2,311)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	33,891	283,000	44,940	5/11/63	300 bp—	(10,908)
Index						Monthly

Dynamic Risk Allocation Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 11/30/17 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	$1,995	$33,000	$1,676	5/11/63	200 bp—	$330
Index						Monthly
Upfront premium received		621,972		Unrealized appreciation			72,553
Upfront premium (paid)		—		Unrealized depreciation			(61,816)
Total		$621,972		Total			$10,737

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 11/30/17 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(1,143)	$7,000	$1,329	1/17/47	(500 bp)—	$180
					Monthly
CMBX NA BB.7 Index	(1,099)	7,000	1,329	1/17/47	(500 bp)—	223
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(2,912)	165,000	41,250	5/11/63	(500 bp)—	38,200
					Monthly
CMBX NA BB.7 Index	(5,099)	31,000	5,884	1/17/47	(500 bp)—	759
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(4,603)	45,000	11,250	5/11/63	(500 bp)—	6,609
					Monthly
CMBX NA BB.7 Index	(303)	2,000	380	1/17/47	(500 bp)—	75
					Monthly
CMBX NA BB.7 Index	(6,904)	34,000	6,453	1/17/47	(500 bp)—	(479)
					Monthly
CMBX NA BB.7 Index	(2,130)	13,000	2,467	1/17/47	(500 bp)—	327
					Monthly
JPMorgan Securities LLC
CMBX NA A.7 Index	(1,159)	55,000	1,870	1/17/47	(200 bp)—	692
					Monthly
CMBX NA BB.6 Index	(1,595)	12,000	3,000	5/11/63	(500 bp)—	1,395
					Monthly
CMBX NA BB.6 Index	(719)	5,000	1,250	5/11/63	(500 bp)—	527
					Monthly
CMBX NA BB.6 Index	(281)	2,000	500	5/11/63	(500 bp)—	217
					Monthly

76 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 11/30/17 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.7 Index	$(8,388)	$49,000	$9,300	1/17/47	(500 bp)—	$871
					Monthly
CMBX NA BB.7 Index	(2,192)	14,000	2,657	1/17/47	(500 bp)—	454
					Monthly
CMBX NA BB.7 Index	(1,786)	11,000	2,088	1/17/47	(500 bp)—	292
					Monthly
CMBX NA BB.7 Index	(1,099)	7,000	1,329	1/17/47	(500 bp)—	223
					Monthly
Upfront premium received	—		Unrealized appreciation			51,044
Upfront premium (paid)	(41,412)		Unrealized depreciation			(479)
Total	$(41,412)		Total			$50,565

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD
at 11/30/17 (Unaudited)
		Upfront
		premium			Termi-	Payments
		received	Notional		nation	received	Unrealized
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	appreciation
NA HY Series 29	B+/P	$(229,549)	$3,107,000	$245,425	12/20/22	500 bp—	$43,495
Index						Quarterly
NA Investment	BBB+/P	(113,655)	5,150,000	117,363	12/20/22	100 bp—	11,482
Grade Index						Quarterly
Total		$(343,204)					$54,977

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED
at 11/30/17 (Unaudited)

	Upfront
	premium			Termi-	Payments
Referenced	received	Notional		nation	(paid)	Unrealized
debt*	(paid)**	amount	Value	date	by fund	appreciation
NA HY Series 29	$578,191	$7,795,000	$615,735	12/20/22	(500 bp)—	$(105,752)
Index					Quarterly
Total	$578,191					$(105,752)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Risk Allocation Fund 77

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Basic materials	$1,749,203	$1,402,173	$—
Capital goods	4,324,814	450,023	—
Communication services	1,540,461	1,067,715	—
Conglomerates	974,351	319,876	—
Consumer cyclicals	8,840,436	692,739	—
Consumer staples	5,213,919	1,000,235	—
Energy	2,497,419	258,496	—
Financials	15,629,099	3,586,418	—
Government	84,435	—	—
Health care	7,265,297	376,024	—
Technology	9,682,496	1,853,298	—
Transportation	1,268,977	527,736	—
Utilities and power	2,778,047	167,484	—
Total common stocks	61,848,954	11,702,217	—

Asset-backed securities	—	202,000	221,000
Commodity linked notes	—	9,635,808	—
Convertible preferred stocks	—	54,471	—
Corporate bonds and notes	—	36,112,060	5
Foreign government and agency bonds and notes	—	1,001,163	—
Investment companies	913,209	—	—
Mortgage-backed securities	—	4,867,378	39,323
Purchased options outstanding	—	559,445	—
Senior loans	—	656,284	—
U.S. government and agency mortgage obligations	—	25,042,575	—
Warrants	481	102,037	—
Short-term investments	26,217,683	7,632,087	—
Totals by level	$88,980,327	$97,567,525	$260,328

78 Dynamic Risk Allocation Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(298,337)	$—
Futures contracts	366,950	—	—
Written options outstanding	—	(158,550)	—
TBA sale commitments	—	(11,311,719)	—
Interest rate swap contracts	—	(576,057)	—
Total return swap contracts	—	(2,444,789)	—
Credit default contracts	—	(805,020)	—
Totals by level	$366,950	$(15,594,472)	$—

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 79

Statement of assets and liabilities 11/30/17 (Unaudited)

ASSETS
Investment in securities, at value, including $204,850 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $146,251,973)	$160,477,937
Affiliated issuers (identified cost $26,330,243) (Notes 1 and 5)	26,330,243
Cash	6,485
Foreign currency (cost $38,189) (Note 1)	38,277
Dividends, interest and other receivables	840,818
Receivable for shares of the fund sold	138,307
Receivable for investments sold	3,338,576
Receivable for sales of delayed delivery securities (Note 1)	7,234,878
Receivable for variation margin on futures contracts (Note 1)	155,123
Receivable for variation margin on centrally cleared swap contracts (Note 1)	47,764
Unrealized appreciation on forward currency contracts (Note 1)	353,962
Unrealized appreciation on OTC swap contracts (Note 1)	1,343,063
Premium paid on OTC swap contracts (Note 1)	41,412
Prepaid assets	60,355
Total assets	200,407,200

LIABILITIES
Payable for investments purchased	562,464
Payable for purchases of delayed delivery securities (Note 1)	20,636,562
Payable for shares of the fund repurchased	6,445,848
Payable for compensation of Manager (Note 2)	5,136
Payable for custodian fees (Note 2)	74,452
Payable for investor servicing fees (Note 2)	30,369
Payable for Trustee compensation and expenses (Note 2)	21,584
Payable for administrative services (Note 2)	633
Payable for distribution fees (Note 2)	15,736
Payable for variation margin on futures contracts (Note 1)	120,996
Payable for variation margin on centrally cleared swap contracts (Note 1)	159,992
Unrealized depreciation on OTC swap contracts (Note 1)	968,448
Premium received on OTC swap contracts (Note 1)	621,972
Unrealized depreciation on forward currency contracts (Note 1)	652,299
Written options outstanding, at value (premiums $51,572) (Note 1)	158,550
TBA sale commitments, at value (proceeds receivable $11,329,297) (Note 1)	11,311,719
Collateral on securities loaned, at value (Note 1)	213,560
Collateral on certain derivative contracts, at value (Notes 1 and 9)	494,551
Other accrued expenses	48,187
Total liabilities	42,543,058

Net assets	$157,864,142

(Continued on next page)

80 Dynamic Risk Allocation Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$143,917,665
Undistributed net investment income (Note 1)	4,408,504
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,852,315)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	11,390,288
Total — Representing net assets applicable to capital shares outstanding	$157,864,142

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($18,798,760 divided by 1,606,562 shares)	$11.70
Offering price per class A share (100/94.25 of $11.70)*	$12.41
Net asset value and offering price per class B share ($2,603,382 divided by 227,466 shares)**	$11.45
Net asset value and offering price per class C share ($6,838,495 divided by 596,548 shares)**	$11.46
Net asset value and redemption price per class M share ($269,483 divided by 23,128 shares)	$11.65
Offering price per class M share (100/96.50 of $11.65)*	$12.07
Net asset value, offering price and redemption price per class R share
($120,559 divided by 10,345 shares)	$11.65
Net asset value, offering price and redemption price per class R6 share
($80,054,260 divided by 6,842,353 shares)	$11.70
Net asset value, offering price and redemption price per class Y share
($49,179,203 divided by 4,188,300 shares)	$11.74

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 81

Statement of operations Six months ended 11/30/17 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $159,402 from investments in affiliated issuers) (Note 5)	$1,356,278
Dividends (net of foreign tax of $29,890)	1,159,177
Securities lending (net of expenses) (Notes 1 and 5)	943
Total investment income	2,516,398

EXPENSES
Compensation of Manager (Note 2)	575,521
Investor servicing fees (Note 2)	90,454
Custodian fees (Note 2)	82,538
Trustee compensation and expenses (Note 2)	4,058
Distribution fees (Note 2)	71,982
Administrative services (Note 2)	2,041
Blue sky expense	48,864
Other	67,562
Fees waived and reimbursed by Manager (Note 2)	(222,764)
Total expenses	720,256
Expense reduction (Note 2)	(1,288)
Net expenses	718,968

Net investment income	1,797,430

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	3,966,061
Net realized gain on forward currency contracts (Note 1)	1,031,721
Net realized gain on foreign currency transactions (Note 1)	11,682
Net realized gain on swap contracts (Note 1)	1,104,147
Net realized gain on futures contracts (Note 1)	594,562
Net realized loss on written options (Note 1)	(33,370)
Net unrealized appreciation of securities in unaffiliated issuers and TBA sale commitments
during the period	3,928,110
Net unrealized depreciation of forward currency contracts during the period	(797,610)
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(2,316)
Net unrealized depreciation of swap contracts during the period	(1,138,139)
Net unrealized appreciation of futures contracts during the period	225,872
Net unrealized depreciation of written options during the period	(103,677)
Net gain on investments	8,787,043

Net increase in net assets resulting from operations	$10,584,473

The accompanying notes are an integral part of these financial statements.

82 Dynamic Risk Allocation Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 11/30/17*	Year ended 5/31/17
Operations
Net investment income	$1,797,430	$3,290,951
Net realized gain on investments
and foreign currency transactions	6,674,803	5,533,515
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	2,112,240	6,985,684
Net increase in net assets resulting from operations	10,584,473	15,810,150
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(454,645)
Class B	—	(40,778)
Class C	—	(121,685)
Class M	—	(5,263)
Class R	—	(1,236)
Class R6	—	(2,656,399)
Class Y	—	(1,214,828)
Decrease from capital share transactions (Note 4)	(29,290,339)	(11,669,627)
Total decrease in net assets	(18,705,866)	(354,311)

NET ASSETS
Beginning of period	176,570,008	176,924,319
End of period (including undistributed net investment
income of $4,408,504 and $2,611,074, respectively)	$157,864,142	$176,570,008

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 83

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
November 30, 2017**	$10.96	.11	.63	.74	—	—	—	$11.70	6.75*	$18,799	.57*	1.02*	228*e
May 31, 2017	10.28	.17	.76	.93	(.25)	—	(.25)	10.96	9.18	18,582	1.13	1.64	299[e]
May 31, 2016	11.10	.15	(.73)	(.58)	(.03)	(.21)	(.24)	10.28	(5.14)	20,236	1.25	1.49	300[e]
May 31, 2015	11.58	.10	(.05)	.05	(.27)	(.26)	(.53)	11.10	.53	28,223	1.41	.91	245[e]
May 31, 2014	10.63	.04	.98	1.02	(.07)	—	(.07)	11.58	9.59	33,884	1.40	.33	117[f]
May 31, 2013	10.24	.01	.81	.82	(.20)	(.23)	(.43)	10.63	7.97	68,440	1.40	.06	130[f,g]
Class B
November 30, 2017**	$10.76	.07	.62	.69	—	—	—	$11.45	6.41*	$2,603	.95*	.65*	228*e
May 31, 2017	10.08	.09	.75	.84	(.16)	—	(.16)	10.76	8.41	2,669	1.88	.89	299[e]
May 31, 2016	10.94	.08	(.73)	(.65)	—	(.21)	(.21)	10.08	(5.91)	3,207	2.00	.75	300[e]
May 31, 2015	11.44	.02	(.06)	(.04)	(.20)	(.26)	(.46)	10.94	(.26)	3,829	2.16	.17	245[e]
May 31, 2014	10.53	(.03)	.95	.92	(.01)	—	(.01)	11.44	8.78	3,705	2.15	(.32)	117[f]
May 31, 2013	10.20	(.07)	.81	.74	(.18)	(.23)	(.41)	10.53	7.22	2,852	2.15	(.61)	130[f,g]
Class C
November 30, 2017**	$10.78	.07	.61	.68	—	—	—	$11.46	6.31*	$6,838	.95*	.65*	228*e
May 31, 2017	10.09	.09	.75	.84	(.15)	—	(.15)	10.78	8.42	7,356	1.88	.88	299[e]
May 31, 2016	10.95	.08	(.73)	(.65)	—	(.21)	(.21)	10.09	(5.90)	9,659	2.00	.74	300[e]
May 31, 2015	11.44	.02	(.06)	(.04)	(.19)	(.26)	(.45)	10.95	(.27)	15,125	2.16	.16	245[e]
May 31, 2014	10.51	(.04)	.97	.93	—	—	—	11.44	8.85	16,325	2.15	(.38)	117[f]
May 31, 2013	10.19	(.06)	.80	.74	(.19)	(.23)	(.42)	10.51	7.18	21,015	2.15	(.57)	130[f,g]
Class M
November 30, 2017**	$10.94	.09	.62	.71	—	—	—	$11.65	6.49*	$269	.82 *	.77*	228*e
May 31, 2017	10.27	.12	.75	.87	(.20)	—	(.20)	10.94	8.63	289	1.63	1.15	299[e]
May 31, 2016	11.11	.11	(.74)	(.63)	—	(.21)	(.21)	10.27	(5.63)	250	1.75	1.02	300[e]
May 31, 2015	11.60	.05	(.06)	(.01)	(.22)	(.26)	(.48)	11.11	.01	336	1.91	.42	245[e]
May 31, 2014	10.66	(.01)	.97	.96	(.02)	—	(.02)	11.60	9.03	339	1.90	(.09)	117[f]
May 31, 2013	10.21	(.05)	.82	.77	(.09)	(.23)	(.32)	10.66	7.52	358	1.90	(.47)	130[f,g]
Class R
November 30, 2017**	$10.93	.10	.62	.72	—	—	—	$11.65	6.59*	$121	.69*	.89 *	228*e
May 31, 2017	10.21	.15	.75	.90	(.18)	—	(.18)	10.93	8.92	110	1.38	1.40	299[e]
May 31, 2016	11.02	.12	(.72)	(.60)	—	(.21)	(.21)	10.21	(5.40)	135	1.50	1.17	300[e]
May 31, 2015	11.52	.07	(.05)	.02	(.26)	(.26)	(.52)	11.02	.25	261	1.66	.66	245[e]
May 31, 2014	10.59	.02	.97	.99	(.06)	—	(.06)	11.52	9.34	484	1.65	.17	117[f]
May 31, 2013	10.23	(.01)	.80	.79	(.20)	(.23)	(.43)	10.59	7.70	458	1.65	(.11)	130[f,g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

84 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 85

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class R6
November 30, 2017**	$10.94	.14	.62	.76	—	—	—	$11.70	6.95*	$80,054	.38*	1.21*	228*e
May 31, 2017	10.26	.22	.75	.97	(.29)	—	(.29)	10.94	9.65	102,097.75		2.04	299[e]
May 31, 2016	11.10	.22	(.76)	(.54)	(.09)	(.21)	(.30)	10.26	(4.83)	96,118.81		2.17	300[e]
May 31, 2015	11.61	.14	(.07)	.07	(.32)	(.26)	(.58)	11.10	.79	30,007	1.11	1.23	245[e]
May 31, 2014	10.68	.07	.98	1.05	(.12)	—	(.12)	11.61	9.93	2,055	1.11	.68	117[f]
May 31, 2013†	10.56	.08	.49	.57	(.22)	(.23)	(.45)	10.68	5.31*	2,713	1.05*	.63*	130[f,g]
Class Y
November 30, 2017**	$10.99	.13	.62	.75	—	—	—	$11.74	6.82*	$49,179	.44*	1.14*	228*e
May 31, 2017	10.30	.20	.77	.97	(.28)	—	(.28)	10.99	9.56	45,467.88		1.90	299[e]
May 31, 2016	11.10	.17	(.72)	(.55)	(.04)	(.21)	(.25)	10.30	(4.94)	47,321	1.00	1.62	300[e]
May 31, 2015	11.59	.13	(.06)	.07	(.30)	(.26)	(.56)	11.10	.79	135,058	1.16	1.17	245[e]
May 31, 2014	10.65	.07	.98	1.05	(.11)	—	(.11)	11.59	9.87	133,332	1.15	.64	117[f]
May 31, 2013	10.26	.03	.82	.85	(.23)	(.23)	(.46)	10.65	8.21	153,051	1.15	.32	130[f,g]

* Not annualized

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to May 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

				Percentage of average net assets
	11/30/17	5/31/17	5/31/16	5/31/15	5/31/14	5/31/13
Class A	0.14%	0.23%	0.17%	0.10%	0.10%	0.16%
Class B	0.14	0.23	0.17	0.10	0.10	0.16
Class C	0.14	0.23	0.17	0.10	0.10	0.16
Class M	0.14	0.23	0.17	0.10	0.10	0.16
Class R	0.14	0.23	0.17	0.10	0.10	0.16
Class R6	0.14	0.23	0.20	N/A	N/A	N/A
Class Y	0.14	0.23	0.17	0.10	0.10	0.16

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been following:

Portfolio turnover %
May 31, 2014	212%
May 31, 2013	230

g Reflects revision of portfolio turnover rate presented in the fund’s May 31, 2013 audited financial statements.

The accompanying notes are an integral part of these financial statements.

86 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 87

Notes to financial statements 11/30/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2017 through November 30, 2017.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposures to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities (including in below-investment-grade securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts (REITs). These asset classes offer different return potential and exposure to different investment risks. Putnam Management allocates the fund’s assets among classes in a manner intended to diversify the fund’s exposure to these different risk types, typically using leverage to adjust or increase the fund’s exposure to certain asset classes in order to diversify or balance risk exposure. Putnam Management expects that, on average, net notional investment exposure of approximately 150% of the net assets of the fund will result from the fund’s allocation strategy under normal market conditions, although the amounts of leverage may be significantly higher or lower at any given time. In managing the fund’s assets, Putnam Management uses qualitative analysis, quantitative techniques and active trading strategies, which may introduce additional leverage. When making particular investments within an asset class, Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes, to obtain leverage, and to adjust the return and volatility characteristics of the fund’s investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated

88 Dynamic Risk Allocation Fund

otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Dynamic Risk Allocation Fund 89

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market

90 Dynamic Risk Allocation Fund

prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts

Dynamic Risk Allocation Fund 91

are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries and to generate additional income for the portfolio.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

92 Dynamic Risk Allocation Fund

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as

Dynamic Risk Allocation Fund 93

an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $274,350 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $820,423 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $686,898 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $213,560 and the value of securities loaned amounted to $204,850.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

94 Dynamic Risk Allocation Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$5,719,266	$—	$5,719,266

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $2,442,708 recognized during the period between November 1, 2016 and May 31, 2017 to its fiscal year ending May 31, 2018.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $166,518,098, resulting in gross unrealized appreciation and depreciation of $12,973,720 and $7,911,160, respectively, or net unrealized appreciation of $5,062,560.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

Dynamic Risk Allocation Fund 95

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.363% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2018, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.70% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $177,903 as a result of this limit.

Putnam Management has also contractually agreed, through September 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $44,861 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$17,183	Class R	105
Class B	2,402	Class R6	20,847
Class C	6,345	Class Y	43,317
Class M	255	Total	$90,454

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s

96 Dynamic Risk Allocation Fund

expenses were reduced by $839 under the expense offset arrangements and by $449 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $116, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$23,274
Class B	1.00%	1.00%	13,016
Class C	1.00%	1.00%	34,373
Class M	1.00%	0.75%	1,036
Class R	1.00%	0.50%	283
Total			$71,982

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,144 and $15 from the sale of class A and class M shares, respectively, and received $280 and $38 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$319,747,615	$340,456,243
U.S. government securities (Long-term)	—	—
Total	$319,747,615	$340,456,243

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from

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or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 11/30/17		YEAR ENDED 5/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	69,180	$775,085	258,228	$2,736,926
Shares issued in connection with
reinvestment of distributions	—	—	42,224	435,747
	69,180	775,085	300,452	3,172,673
Shares repurchased	(157,806)	(1,772,247)	(573,823)	(6,060,105)
Net decrease	(88,626)	$(997,162)	(273,371)	$(2,887,432)

	SIX MONTHS ENDED 11/30/17		YEAR ENDED 5/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	918	$10,163	10,886	$112,780
Shares issued in connection with
reinvestment of distributions	—	—	3,843	39,087
	918	10,163	14,729	151,867
Shares repurchased	(21,431)	(233,926)	(84,726)	(883,609)
Net decrease	(20,513)	$(223,763)	(69,997)	$(731,742)

	SIX MONTHS ENDED 11/30/17		YEAR ENDED 5/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	11,179	$120,579	93,863	$982,467
Shares issued in connection with
reinvestment of distributions	—	—	10,882	110,885
	11,179	120,579	104,745	1,093,352
Shares repurchased	(97,078)	(1,054,887)	(379,296)	(3,965,432)
Net decrease	(85,899)	$(934,308)	(274,551)	$(2,872,080)

	SIX MONTHS ENDED 11/30/17		YEAR ENDED 5/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	446	$4,985	3,323	$35,302
Shares issued in connection with
reinvestment of distributions	—	—	509	5,263
	446	4,985	3,832	40,565
Shares repurchased	(3,742)	(41,983)	(1,735)	(18,164)
Net increase (decrease)	(3,296)	$(36,998)	2,097	$22,401

98 Dynamic Risk Allocation Fund

	SIX MONTHS ENDED 11/30/17		YEAR ENDED 5/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	788	$8,742	3,531	$37,463
Shares issued in connection with
reinvestment of distributions	—	—	93	957
	788	8,742	3,624	38,420
Shares repurchased	(463)	(5,058)	(6,815)	(71,573)
Net increase (decrease)	325	$3,684	(3,191)	$(33,153)

	SIX MONTHS ENDED 11/30/17		YEAR ENDED 5/31/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,273,770	$35,697,980	662,523	$7,012,621
Shares issued in connection with
reinvestment of distributions	—	—	258,405	2,656,399
	3,273,770	35,697,980	920,928	9,669,020
Shares repurchased	(5,764,609)	(63,349,758)	(954,414)	(10,065,791)
Net decrease	(2,490,839)	$(27,651,778)	(33,486)	$(396,771)

	SIX MONTHS ENDED 11/30/17		YEAR ENDED 5/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	266,289	$2,986,284	578,921	$6,130,295
Shares issued in connection with
reinvestment of distributions	—	—	115,333	1,191,390
	266,289	2,986,284	694,254	7,321,685
Shares repurchased	(216,608)	(2,436,298)	(1,148,165)	(12,092,535)
Net increase (decrease)	49,681	$549,986	(453,911)	$(4,770,850)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R	5,408	52.3%	$63,003
Class R6	1,113	<0.1	13,022

At the close of the reporting period, two shareholders of record owned 34.3% and 19.6% respectively, of the outstanding shares of the fund.

Dynamic Risk Allocation Fund 99

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/17	cost	proceeds	income	of 11/30/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$226,725	$4,553,924	$4,567,089	$1,347	$213,560
Putnam Short Term
Investment Fund**	30,538,557	59,671,082	64,092,956	159,402	26,116,683
Total Short-term
investments	$30,765,282	$64,225,006	$68,660,045	$160,749	$26,330,243

* No management fees are charged to Putnam Cash Collateral Pool, LLC. Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

100 Dynamic Risk Allocation Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$90,000
Purchased currency options (contract amount)	$4,600,000
Written equity option contracts (contract amount)	$41,000
Written currency options (contract amount)	$3,700,000
Futures contracts (number of contracts)	300
Forward currency contracts (contract amount)	$46,500,000
Centrally cleared interest rate swap contracts (notional)	$40,900,000
OTC total return swap contracts (notional)	$50,600,000
Centrally cleared total return swap contracts (notional)	$10,200,000
OTC credit default contracts (notional)	$7,500,000
Centrally cleared credit default contracts (notional)	$9,700,000
Warrants (number of warrants)	42,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$490,158*	Unrealized depreciation	$1,295,178*
Foreign exchange
contracts	Investments, Receivables	402,391	Payables	672,698
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	2,401,037*	Unrealized depreciation	1,464,475*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	638,495*	Unrealized depreciation	3,753,570*
Total		$3,932,081		$7,185,921

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Risk Allocation Fund 101

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$515,962	$515,962
Foreign exchange
contracts	—	60,617	—	1,031,721	—	$1,092,338
Equity contracts	22,102	(817,626)	317,990	—	402,428	$(75,106)
Interest
rate contracts	—	—	276,572	—	185,757	$462,329
Total	$22,102	$(757,009)	$594,562	$1,031,721	$1,104,147	$1,995,523

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(397,521)	$(397,521)
Foreign exchange
contracts	—	(16,337)	—	(797,610)	—	$(813,947)
Equity contracts	(18,154)	(44,547)	408,749	—	(123,588)	$222,460
Interest
rate contracts	—	—	(182,877)	—	(617,030)	$(799,907)
Total	$(18,154)	$(60,884)	$225,872	$(797,610)	$(1,138,139)	$(1,788,915)

102 Dynamic Risk Allocation Fund

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Dynamic Risk Allocation Fund 103

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$16,745	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$16,745
OTC Total return swap contracts* #	1,071,665	1,205	—	146,596	—	—	—	—	—	—	—	—	—	—	—	—	—	1,219,466
Centrally cleared total return
swap contracts§	—	—	28,811	—	—	—	—	—	—	—	—	—	—	—	—	—	—	28,811
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	2,645	46,970	—	20,472	—	—	21,890	—	—	—	—	—	—	91,977
Centrally cleared credit default contracts§	—	—	2,208	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,208
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	155,123	—	—	—	—	—	155,123
Forward currency contracts#	13,616	14,486	—	21,248	—	7,452	—	86,672	18,906	84,615	—	—	—	79,612	2,642	23,393	1,320	353,962
Purchased options**#	124,570	44,411	—	166,129	—	—	—	—	—	224,335	—	—	—	—	—	—	—	559,445
Total Assets	$1,209,851	$60,102	$47,764	$333,973	$2,645	$54,422	$—	$107,144	$18,906	$308,950	$21,890	$155,123	$—	$79,612	$2,642	$23,393	$1,320	$2,427,737
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	154,371	—	—	—	—	—	—	—	—	—	—	—	—	—	—	154,371
OTC Total return swap contracts*#	808,174	73	—	96,605	—	96	—	—	—	—	1,205	—	—	—	—	—	—	906,153
Centrally cleared total return
swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection sold*#	—	380,223	—	—	—	25,496	—	68,456	—	—	135,395	—	1,665	—	—	—	—	611,235
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default contracts§	—	—	5,621	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,621
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	120,996	—	—	—	—	—	120,996
Forward currency contracts#	52,671	40,244	—	40,424	—	26,661	—	171,403	8,928	59,934	—	—	—	114,889	68,349	42,469	26,327	652,299
Written options#	63,060	20,033	—	—	—	—	45,795	—	—	29,662	—	—	—	—	—	—	—	158,550
Total Liabilities	$923,905	$440,573	$159,992	$137,029	$—	$52,253	$45,795	$239,859	$8,928	$89,596	$136,600	$120,996	$1,665	$114,889	$68,349	$42,469	$26,327	$2,609,225
Total Financial and Derivative Net Assets	$285,946	$(380,471)	$(112,228)	$196,944	$2,645	$2,169	$(45,795)	$(132,715)	$9,978	$219,354	$(114,710)	$34,127	$(1,665)	$(35,277)	$(65,707)	$(19,076)	$(25,007)	$(181,488)
Total collateral received (pledged)†##	$285,946	$(380,471)	$—	$101,000	$—	$—	$—	$(110,822)	$—	$219,354	$(110,822)	$—	$—	$—	$—	$—	$—
Net amount	$—	$—	$(112,228)	$95,944	$2,645	$2,169	$(45,795)	$(21,893)	$9,978	$—	$(3,888)	$34,127	$(1,665)	$(35,277)	$(65,707)	$(19,076)	$(25,007)

104 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 105

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received (including
TBA commitments)**	$393,551	$—	$—	$101,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$494,551
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$274,350	$—	$—	$—	$—	$—	$—	$—	$274,350
Collateral (pledged) (including
TBA commitments)**	$—	$(465,254)	$—	$—	$—	$—	$—	$(110,822)	$—	$—	$(110,822)	$—	$—	$—	$—	$—	$—	$(686,898)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $675,515 and $2,612,321, respectively.

106 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 107

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

108 Dynamic Risk Allocation Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
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SA735 312315 1/18R1

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective, except as discussed in the following statement, to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms. Management of the Fund did not have appropriate financial reporting controls to identify the mispricing of a commodity linked note due to an incorrect security setup by the Fund’s pricing vendor. As a result, for the period ended November 30, 2017, the Fund’s semi-annual report was materially misstated. On July 19, 2018, Management of the Fund refiled the Fund’s November 30, 2017 semi-annual report with the corrected market value for the commodity linked note as well as the corresponding changes to the Fund’s performance information, schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets and financial highlights. Management of the Fund has also enhanced its procedures related to the valuation of commodity linked notes.

(b) Changes in internal control over financial reporting: Subsequent to the reporting period, Management of the Fund designed additional financial reporting controls to enhance the detection of mispriced securities.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 19, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 19, 2018